As filed with the Securities and Exchange Commission on August 15, 2018.
1933 Act File No. 33-65572
1940 Act File No. 811-7852

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 155
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 156

USAA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

9800 Fredericksburg Road, San Antonio, TX 78288
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code
(210) 498-0226
Jon K. Hadfield, Secretary
USAA MUTUAL FUNDS TRUST
9800 Fredericksburg Road
San Antonio, TX 78288-0227
(Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485
□	immediately upon filing pursuant to paragraph (b)
☒	on August 17, 2018 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
□	75 days after filing pursuant to paragraph (a)(2)
□	on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
USAA International Fund
R6 Shares (URITX)
August 17, 2018
The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective
The USAA International Fund (the Fund) seeks capital appreciation.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the R6 Shares are based on estimated expenses for the current fiscal year.
Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee (fluctuates based on the Fund’s performance relative to a securities market index)	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.60%
Total Annual Operating Expenses	1.35%
Reimbursement from Adviser	(0.50%)(a)
Total Annual Operating Expenses After Reimbursement	0.85%
(a)	The Investment Adviser has agreed, through September 30, 2019, to make payments or waive management, administration, and other fees to limit the expenses of the R6 Shares of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% of the R6 Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Investment Adviser at any time after September 30, 2019.
Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement for the R6 Shares is not continued beyond one year.

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1 Year	3 Years	5 Years	10 Years
$87	$378	$692	$1,580
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The “equity securities” in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks including rights and warrants.
The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a significant percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund may invest in companies of any size, including mid- and small-cap companies. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

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The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of the company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, the Fund invests primarily in foreign securities. There is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund because investments in emerging-market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
The Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in the countries or regions in which the Fund invests. As such, the Fund’s performance could be more volatile than the performance of more geographically-diversified funds.
The Fund may invest in securities of companies of any market capitalization and is subject to mid- and small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Mid- and small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.
An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has four classes of shares: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. The R6 Shares commenced operations on August 17, 2018, and will not present performance information until the class has one full calendar year of operations. In the chart and table below, performance results for the Fund's Fund Shares class, which is not presented in this Prospectus, show annual returns that would be substantially similar to those of the R6 Shares class, because the shares are invested in the same portfolio of securities. However, the annual returns

Prospectus  |  3

would differ to the extent that the Fund Shares class and the R6 Shares class have different expenses. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Fund Shares for Periods Ended December 31

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	20.90%	September 30, 2009
Lowest Quarter Return	-20.30%	September 30, 2011
Year-to-Date Return	-2.68%	June 30, 2018
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those

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shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2017

	Past 1 Year	Past 5 Years	Past 10 Years
Fund Shares
Return Before Taxes	28.10%	7.98%	4.30%
Return After Taxes on Distributions	27.18%	7.38%	3.96%
Return After Taxes on Distributions and Sale of Fund Shares	16.66%	6.30%	3.48%
Indexes
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	25.03%	7.91%	1.94%
Lipper International Funds Index (reflects no deduction for taxes)	26.70%	8.10%	2.50%
Investment Adviser
USAA Asset Management Company (“AMCO” or “Adviser”)
Subadvisers
Lazard Asset Management LLC (“Lazard”)
Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)
Wellington Management Company LLP (“Wellington Management”)
Portfolio Managers
Lazard
Paul Moghtader, CFA, Managing Director, Portfolio Manager/Analyst, has managed a portion of the Fund since August 2015.
Taras Ivanenko, CFA, Director, Portfolio Manager/Analyst, has managed a portion of the Fund since August 2015.

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Ciprian Marin, Director, Portfolio Manager/Analyst, has managed a portion of the Fund since August 2015.
Craig Scholl, CFA, Director, Portfolio Manager/Analyst, has managed a portion of the Fund since August 2015.
Susanne Willumsen, Managing Director, Portfolio Manager/Analyst, has managed a portion of the Fund since August 2015.
MFS
Daniel Ling, Investment Officer and Portfolio Manager of MFS, has managed a portion of the Fund since October 2009.
Filipe Benzinho, Investment Officer and Portfolio Manager of MFS, has managed a portion of the Fund since May 2016.
Wellington Management
James H. Shakin, CFA, Senior Managing Director, and Equity Portfolio Manager, has managed a portion of the Fund since August 2015.
Andrew M. Corry, CFA, Senior Managing Director, and Equity Portfolio Manager, has managed a portion of the Fund since August 2015.
Purchase and Sale of Shares
R6 Shares:
R6 Shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. There is no minimum initial investment amount or minimum subsequent investment for R6 Shares. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all classes offered by the Fund except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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USAA Asset Management Company (AMCO, Adviser, or Manager) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks capital appreciation. The Fund’s Board of Trustees (the Board) may change this investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund normally invests at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, depositary receipts, and securities that carry the right to buy common stocks, including rights and warrants.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    What is considered to be a “foreign security”?
Foreign securities are securities issued by foreign companies. We ordinarily determine whether an issuer is a foreign company according to the issuer’s “country of risk” as determined by Bloomberg. Bloomberg determines the issuer’s “country of risk” based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which it derives the majority of its revenue, and its reporting currency. Although we generally rely on an issuer’s “country of risk” as determined by Bloomberg, we also may deem an issuer to be “foreign” if at least 50% of its revenues or profits are derived from operations within foreign countries or at least 50% of its assets are located within foreign countries.
■    Will the Fund’s assets be invested in any other securities?
The Fund may invest the remainder of the Fund’s assets in equity securities of companies that have at least one foreign characteristic, as determined by Fund management, utilizing the same factors stated in the definition of a foreign company. The Fund also may invest in derivative instruments, including futures, options, and forwards. Derivative investments may be used for hedging, cash management, or to obtain exposure to equity securities of foreign countries.

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■    Are there any restrictions as to the types of businesses or operations of companies in which the Fund’s assets may be invested?
No, there are no restrictions except that the Fund may not invest more than 25% of its total assets in any one industry. The Fund normally allocates its investment across different industries and sectors, but the Fund may invest a significant percentage of its assets in issuers in a single or small number of industries or sectors. The Fund will normally invest its assets in investments that are tied economically to a number of countries. However, the Fund may invest a significant percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund may invest its assets in companies of any size, including mid- and small-cap companies.
We believe the Fund combines the advantages of investing in diversified international markets with the convenience and liquidity of a mutual fund based in the United States.
■    How are the decisions to buy and sell securities made?
Lazard
Lazard selects the most attractive stocks versus their peers within global industries. Stocks are evaluated according to four uncorrelated criteria: value, growth, sentiment, and earnings quality. No single factor dominates our ranking process, but through a balanced approach, we select companies that we believe offer the best combination of discounted value and improving growth. Risks are then controlled relative to the benchmark and security weights are determined by a combination of a stock’s attractiveness and the risk impact it has on the portfolio.
The sell discipline is applied using the same process and measures that drive purchase decisions. Positions are sold when a more attractive stock is identified or if the investment thesis for owning the stock is invalidated by updated news and information.
The amount of a position which is sold will depend on a host of factors including its active weight, its size in the portfolio, the difference in expected return between the stock and its replacement, the diversification that it provides to the portfolio (capitalization, geography, sector, industry), transaction costs, the reasons behind the sale (expected return differential versus a company specific event), etc. We typically do not sell a complete position if the active weight in the portfolio is greater than 30-40 basis points. All potential trades suggested by the process are placed in a list, which is evaluated by investment team members for additional risks or information not captured within the ranking process. Small trades are typically not implemented, in an effort to control turnover.

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MFS
In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered.
MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
Wellington Management
Wellington Management uses fundamental analysis to build a portfolio of companies it believes represent attractive investments due to low price, low valuation and/or low market expectations, balanced by significant upside potential. Wellington Management uses a disciplined screening process to narrow the universe for further in-depth, proprietary research. The subadviser focuses on stocks that trade at a discount to market value that the subadviser believes are undervalued. Areas of opportunities tend to fall into one or more of the following four categories: misunderstood negative events, consolidating industry structure, undervalued assets that could be better managed, and low return on capital with the opportunity to improve.
Wellington Management may sell securities when target prices are reached and risk/reward for the company is no longer considered attractive, when there is deterioration in the balance sheet beyond our expectations, or when there is a change in our long-term investment thesis.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

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Risks
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchanged-traded funds (ETFs), or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, proposed and current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging-Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private

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companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: In June 2016, the United Kingdom (UK) approved a referendum to leave the European Union (EU), commonly referred to as “Brexit.” The impact of Brexit is so far uncertain. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit. On March 29, 2017, Prime Minister Theresa May provided formal notification of the United Kingdom’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon to the EU. The UK is scheduled to leave the EU on March 29, 2019, at which date a 21-month “transition” period will begin. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time.
Geographic Concentration Risk: Because the Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically-diversified funds.
Impact of Activity by Other Shareholders: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax.
To the extent a larger shareholder (including, for example, a USAA fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were

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required to sell securities or invest cash at times when it otherwise would not do so. This activity also could accelerate the realization of capital gains and increase the Fund’s transaction costs.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from realizing capital gains if it could not sell a security at the time and price of the Manager’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (NAV) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively.
Mid- and Small-Cap Stock Risk: The Fund also is subject to mid- and small-cap company risk, which is the risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Mid- and small-cap companies may be more vulnerable than larger companies to adverse business or economic developments and also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies.

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Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors.
Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (SAI) (the back cover of this prospectus tells you how to do this).

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Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
AMCO serves as the manager of the Fund. The Fund is one of 47 no-load mutual funds offered by USAA Mutual Funds Trust (the Trust). We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $166 billion in total assets under management as of July 31, 2018.
We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreement(s) is available in the Fund’s annual report to shareholders for the period ended May 31.
For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal on an annual basis to three-fourths of one percent (0.75%) of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper International Funds Index. The Lipper International Funds Index tracks the total return performance of the funds within this category. This category includes funds that invest their assets in securities with primary trading markets outside of the United States. The performance period for each share class consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of the R6 Shares will include the performance of the Fund Shares for periods prior to August 17, 2018. The adjustment rate is determined as referenced in the following chart:

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Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper International Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended May 31, 2018, the performance adjustment increased the base investment management fee of 0.75% by 0.02% for the Fund Shares, by 0.01% for the Institutional Shares, and by less than 0.01% for the Adviser Shares. At May 31, 2018, the R6 Shares had not yet commenced operations.
We have agreed, through September 30, 2019, to make payments or waive management, administration, and other fees to limit the expenses of the International Fund’s R6 Shares so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% of the R6 Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by us at any time after September 30, 2019. If the total annual operating expense ratio of the R6 Shares is lower than 0.85%, the R6 Shares will operate at that lower expense ratio.
In addition to providing investment management services, we also provide administration and servicing to the Fund. USAA Investment Management Company acts as the Fund's distributor. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund's distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions.

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The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for determining how the Fund’s assets should be allocated to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.
We have entered into Investment Subadvisory Agreements with Lazard, MFS, and Wellington Management under which Lazard, MFS, and Wellington Management each provide day-to-day discretionary management for a portion of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and AMCO.
Lazard
Lazard, located at 30 Rockefeller Plaza, New York, New York 10112-6300, provides investment management services to client discretionary accounts with assets totaling approximately $214.0 billion as of June 30, 2018. Lazard is compensated directly by AMCO and not by the Fund.
MFS
MFS, located at 111 Huntington Avenue, Boston, Massachusetts 02199, is a registered investment adviser and America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of June 30, 2018, net assets under the management of the MFS organization were approximately $473 billion. MFS is compensated directly by AMCO and not by the Fund.
Wellington Management
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2018, Wellington Management had investment

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management authority with respect to approximately $1,067.8 billion in assets. Wellington Management is compensated directly by AMCO and not by the Fund.
Portfolio Managers
Lazard
Paul Moghtader is a Managing Director, Portfolio Manager/Analyst on Lazard’s Equity Advantage team. He began working in the investment field in 1992 and joined Lazard in 2007. Education: Master of Management (MM), Northwestern University and a BA in Economics, Macalester College. He has managed the Fund since August 2015.
Taras Ivanenko is a Director, Portfolio Manager/Analyst on Lazard's Equity Advantage team. He began working in the investment field in 1995 and joined Lazard in 2007. Education: Ph.D. in Physics, Massachusetts Institute of Technology and an Engineer-Physicist degree, Moscow Physical-Technical Institute. He has managed a portion of the Fund since August 2015.
Ciprian Marin is a Director, Portfolio Manager/Analyst on Lazard's Equity Advantage team. He began working in the investment field in 1997 and joined Lazard in 2008. Education: MBA in Finance, International University of Japan and a BS in International Economics, Academy of Economic Studies Bucharest. Ciprian is a Certified Investment Adviser (UK). He holds FINRA (formerly NASD) Series 7 and JASDA Series 2 registrations. He has managed a portion of the Fund since August 2015.
Craig Scholl is a Director, Portfolio Manager/Analyst on Lazard's Equity Advantage team. He began working in the investment field in 1984 and joined Lazard in 2007. Education: BS in Finance and Public Communications, Syracuse University. He is a member of the Boston Security Analysts Society. He has managed a portion of the Fund since August 2015.
Susanne Willumsen is a Managing Director, Portfolio Manager/Analyst on Lazard’s Equity Advantage team. She began working in the investment field in 1993 and joined Lazard in 2008. Education: MSc in Shipping, Trade and Finance, City University and a BSc in Management Studies, University of Surrey. She has managed a portion of the Fund since August 2015.
MFS
Daniel Ling, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 2006. He has managed a portion of the Fund since October 2009.
Filipe Benzinho, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 2009. He has managed a portion of the Fund since May 2016.

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Wellington Management
James H. Shakin, CFA, Senior Managing Director, and Equity Portfolio Manager. He is a portfolio manager in Global Equity Portfolio Management and leader of the firm’s International Contrarian Value Team. Education: B.S. in economics, with a concentration in finance, Wharton Business School, University of Pennsylvania. Mr. Shaken holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society. He has managed a portion of the Fund since August 2015.
Andrew M. Corry, CFA, Senior Managing Director, and Equity Portfolio Manager. He is a portfolio manager in Global Equity Portfolio Management and leader of the firm’s International Contrarian Value Team. He has worked with Wellington Management since 1997. Education: BA, Gettysburg College, MBA in finance, with honors, University of Chicago. Mr. Corry holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society. He has managed a portion of the Fund since August 2015.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
CHANGE OF SUBADVISERS
We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares in a USAA investment account or through certain financial intermediaries as described below. You may call toll free at (800) 531-USAA (8722) or (210) 531-8722, Monday through Friday, 7:30 a.m. to 10 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. If you already have an account with us, you will

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not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.
PURCHASING SHARES
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (APO), Fleet Post Office (FPO), or Diplomatic Post Office (DPO) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
R6 Shares:
The R6 Shares are a separate share class of the Fund and are not a separate mutual fund. The R6 Shares are available for investment by participants in certain employer-sponsored retirement plans. R6 Shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.
Retirement plans eligible for the R6 Shares include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts

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(either at the plan level or at the level of the investment provider). The R6 Shares also are available to endowment funds and foundations, if approved by the Distributor.
The R6 Shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INVESTMENTS
Initial Purchase – R6 Shares
There is no minimum initial investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
Additional Minimum Purchases– R6 Shares
There is no subsequent purchase minimum investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form

Prospectus  |  21

after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, money order, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other USAA Funds are parties. The Fund and the other USAA Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

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REDEEMING SHARES
R6 Shares:
R6 Shares generally may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Shareholders of R6 Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request, prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), in “proper form,” as provided in the section titled Important Transaction Information. The redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowment funds) for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Converting Shares
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Exchanges
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in

Prospectus  |  23

the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.
EXCHANGE PRIVILEGE
You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
If you have opened an account directly with the Fund, you may make exchanges through the USAA self-service telephone system and on usaa.com. If you have a USAA investment account, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Other Important Information About Purchases, Redemptions, and Exchanges
CONTACTING USAA
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in a USAA investment account or in an account opened directly with the Fund.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

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Mobile Access
■	Review account information and make most account transactions.
USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722
■	Access account information and make most account transactions.
Telephone
■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 10 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative.
Fax
■	If you hold an account directly with the Fund, you may send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.
Mail
■	If you hold an account directly with the Fund and would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825
Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240
Bank Wire
■	To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

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Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA Funds; and (5) all IRAs (for the first year the account is open).
EXCESSIVE SHORT-TERM TRADING
The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

26  |  USAA International Fund

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the USAA Funds’ policies and procedures state that:
■	Each USAA Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each USAA Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the USAA Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the USAA Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a USAA Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a USAA Fund’s NAV.
THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

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The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Giving Fund, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular USAA Fund or all of the USAA Funds.
The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a USAA Fund through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual

28  |  USAA International Fund

accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $250, with certain limitations;
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The International Fund is comprised of multiple classes of shares. This prospectus relates to R6 Shares only. Each class shares the Fund's investment

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objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of R6 Shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Fund does not pay any service, distribution, or administrative fees to financial intermediaries for R6 Shares. As a result, the R6 Shares pay lower fees. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with

30  |  USAA International Fund

a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray, or compensate the financial intermediary for, the costs associated with offering the Fund.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.

Prospectus  |  31

The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on R6 Shares.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Board has established a Valuation and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchanged-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information

32  |  USAA International Fund

from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board.
Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date if it is within the spread between the closing bid and asked price closest to the settlement price.
Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV. Options on futures are valued at the settlement price.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

Prospectus  |  33

For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund intends to pay distributions of net investment income (dividends) annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be

34  |  USAA International Fund

substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $425,800 ($479,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2018 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (Covered Shares) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.

Prospectus  |  35

■    Foreign Taxes
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes; however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. The Fund has made the Foreign Election in one or more previous taxable years, and it is anticipated that certain USAA Funds will make the Foreign Election for their current taxable year. If the Fund does so, it will report to you shortly after each year your share of the foreign taxes it paid and its foreign-source income.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

36  |  USAA International Fund

■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
■    Householding
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
■    Electronic Delivery
Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Prospectus  |  37

Financial Highlights
The following financial highlights table is intended to help you understand the financial performance of the Fund Shares for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions). Because R6 Shares are a new class of the Fund, financial highlights are not available for that share class as of the date of this prospectus.
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

38  |  USAA International Fund

USAA INTERNATIONAL FUND SHARES
	Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$31.16	$26.40	$30.90	$31.25	$27.29
Income (loss) from investment operations:
Net investment income	.60	.42	.35(a)	.38	.34(a)
Net realized and unrealized gain (loss)	2.08	4.76	(3.34)(a)	.16	3.86(a)
Total from investment operations	2.68	5.18	(2.99)(a)	.54	4.20(a)
Less distributions from:
Net investment income	(.63)	(.42)	(.37)	(.50)	(.24)
Realized capital gains	(.39)	—	(1.14)	(.39)	—
Total distributions	(1.02)	(.42)	(1.51)	(.89)	(.24)
Net asset value at end of period	$32.82	$31.16	$26.40	$30.90	$31.25
Total return (%)*	8.61	19.87	(9.75)	1.97	15.44
Net assets at end of period (000)	$1,876,020	$1,696,372	$1,430,667	$1,958,773	$1,836,335
Ratios to average net assets:**
Expenses (%)(d)	1.08(b)	1.11(b)	1.13(b)	1.12	1.16(b)
Net investment income (%)	1.58	1.33	1.27	1.42	1.16
Portfolio turnover (%)	36	40	62(c)	17	14
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended May 31, 2018, average net assets were $1,842,123,000.
(a)	Calculated using average shares.
(b)	Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c)	Reflects increased trading activity due to changes in subadviser(s).
(d)	Does not include acquired fund fees, if any.

Prospectus  |  39

NOTES

NOTES

NOTES

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) or 210-531-USAA to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference into and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund's SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.
To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.
Investment Company Act File No. 811-7852

98969-0818	©2018, USAA. All rights reserved.

USAA MUTUAL FUNDS TRUST
STATEMENT OF ADDITIONAL INFORMATION
AUGUST 17, 2018
International Fund R6 Shares (URITX)
USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of forty-seven no-load mutual funds, one of which is described in this Statement of Additional Information (SAI): International Fund (the Fund). The Fund is classified as diversified. The Fund offers four classes of shares: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. This SAI relates to the Fund’s R6 Shares. The Trust has the ability to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and not a separate mutual fund. The Fund Shares currently are available for investment through a USAA member account with the Manager, USAA Brokerage Services, or certain other financial intermediaries the Fund may approve from time to time. The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares are available for investment through a USAA discretionary managed account program, certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, and insurance companies, and to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, USAA Funds participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time. The Adviser Shares are designed to be sold only through brokers, dealers, banks, insurance companies, investment advisers, and other financial intermediaries that provide various distribution and administrative services. R6 Shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations.
You may obtain a free copy of the prospectus dated August 17, 2018, for the R6 Share Class of the Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800) 531-USAA (8722) or (210) 531-8722. The prospectus provides the basic information you should know before investing in a Fund. This SAI is not a prospectus and contains information in addition to, and more detailed than, that set forth in the Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund, and should be read in conjunction with the Fund's prospectus.
The financial statements for the Fund and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended May 31, 2018, are included in the Fund’s annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

Page
3	Valuation of Securities
4	Conditions of Purchase and Redemption
4	Additional Information Regarding Redemption of Shares
6	Investment Policies
22	Investment Restrictions
23	Portfolio Transactions and Brokerage Commissions
25	Fund History and Description of Shares
27	Tax Considerations
30	Trustees and Officers of the Trust
38	Control Persons and Principal Shareholders
38	The Trust’s Manager
42	Proxy Voting Policies and Procedures
43	Distribution Services
46	Portfolio Manager Disclosure
51	Portfolio Holdings Disclosure
52	General Information
53	Appendix A – Long-Term and Short-Term Debt Ratings

Valuation of Securities
USAA Asset Management Company (AMCO or Manager) serves as the Manager of the Fund. Shares of the Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or Distributor). The offering price for shares of the Fund is equal to the current net asset value (NAV) per share. The NAV per share of the Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.
The Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Trust’s Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee); and, subject to Board oversight, the Committee administers and oversees the Fund’s valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.
The value of securities of the Fund is determined by one or more of the following methods:
Equity securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.
Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not need to be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund’s foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service’s judgment, these prices are readily available and are representative of the security’s market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Short-term securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuations for such securities. Repurchase agreements are valued at cost.

Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued at the last quoted sales price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last sale price. Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect the market value of the options at the time of computation of the Fund’s NAV.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds by check, money order, or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you hold shares in an account with the Transfer Agent, the Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds (USAA Funds). A $29 fee is charged for all returned items, including checks and electronic funds transfers.
Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Additional Information Regarding Redemption of Shares
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in the Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of the Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of the Fund may be offered to other USAA Funds that are structured as funds-of-funds, institutional investors, financial intermediaries, and other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These other USAA Funds investors may, from time to time, own or control a significant percentage of the Fund’s shares. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase the Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of the Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, the Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of the Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause the Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for the Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.
Shares normally are redeemed in cash, although the Fund reserves the right to redeem some or all of its shares in kind by delivering securities from the Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in kind would be valued for this purpose using the same method employed in calculating the Fund’s NAV. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $250 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.
For the mutual protection of the investor and the Fund, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Fund's Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same Fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
•    Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
•    Purchases and sales pursuant to automatic investment or withdrawal plans;
•    Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Giving Fund, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
•    Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
•    Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to the Fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular USAA Fund or all of the USAA Funds.
The USAA Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular USAA Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if we determine the intermediary’s policies to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.
Investment Policies
The sections captioned Investment Objective and More Information on the Fund’s Investment Strategy in the Fund's prospectus describe the investment objective and the investment policies applicable to the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund’s objective is not a fundamental policy and may be changed upon written notice to, but without the approval of, the Fund's shareholders. If there is a change in the investment objective of the Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following provides additional information about the investment policies, types of instruments, and certain risks that the Fund may be subject to. Unless described as a principal investment policy in the Fund’s prospectus, these represent the non-principal investment policies of the Fund.
Asset-Backed Commercial Paper
The Fund may invest in asset–backed commercial paper, which is a short-term investment vehicle with a maturity that is typically between 90 and 180 days. The security itself is typically issued by a bank or other financial institution. The notes are backed by physical assets such as trade receivables, and are generally used for short-term financing needs. A company or group of companies looking to enhance liquidity may sell receivables to a bank or other conduit, which, in turn, will issue them to its investors as commercial paper. The commercial paper is backed by the expected cash inflows from the receivables. As the receivables are collected, the originators are expected to pass the funds to the bank or conduit, which then passes these funds on to the note holders. Investments in asset-backed commercial paper are subject to the risk that insufficient proceeds from the expected cash flows of the contributed receivables are available to repay the commercial paper.
Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for the Fund, the Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (1940 Act). “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities.
The Fund participates, along with other funds of the Trust and the USAA ETF Trust (collectively, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund’s total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points. The Fund also is assessed facility fees by CAPCO based on the amount of the commitment. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.
Calculations of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some ABS and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or the applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.
Certificates of Deposit and Bankers’ Acceptances
The Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. The Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
To the extent the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry. Unexpected changes with respect to these factors may adversely affect the issuance of and the secondary market for these securities.
Commercial Paper
The Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed-income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed-income securities, there is a chance that the issuer will default on its commercial paper obligation.
Convertible Securities
The Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.
A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The convertible securities in which the Fund invests may be rated below investment grade as determined by Moody’s Investors Service Inc. or S&P Global Ratings (S&P), or unrated but judged by the Manager  or the applicable Subadviser to be of comparable quality (commonly called “junk” bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. A Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.
Cover
Transactions using certain derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover derivative instruments could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. In certain situations, the Fund, the Manager, a Subadviser, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Fund from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. The Fund and its shareholders could be negatively impacted as a result.
Derivatives
Under circumstances in which such instruments are expected by the Manager  or the applicable Subadviser to aid in achieving the Fund’s investment objective, the Fund may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indexes. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and, therefore, possess the risks of both futures and securities investments.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Manager  or the applicable Subadviser anticipates unusually high or low market volatility.
The Manager  or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
Equity-Linked Structured Notes
The Fund may invest in equity-linked structured notes, which are derivative securities specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity Securities
The Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
Eurodollar and Yankee Obligations
The Fund may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
European Securities
The European Union’s (EU) Economic and Monetary Union (EMU) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be affected adversely by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. Recently, the European financial markets have been impacted negatively by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.
A country’s decision to leave the EU may cause increased volatility in global financial markets as there is uncertainty as to the exact terms of the exit and its impact on different industry sectors. For example, following the United Kingdom’s (U.K.’s) June 2016 vote to leave the EU, it will take time to establish the parameters of the U.K.’s relationship with the EU on trade, and it also will take time to establish any trade agreements with other regions because the U.K. may no longer benefit from free trade agreements negotiated by the EU in the future. Much depends on the extent of the withdrawal agreement and other trade agreements that the country reaches after its exit. The U.K. is scheduled to leave the EU on March 29, 2019, at which date a 21-month “transition” period will begin. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, and how the negotiations for the withdrawal and new trade agreements will be conducted. There also is the risk that many international companies may no longer choose the U.K. as a base for their European operations. Moreover, the U.K.’s decision to withdraw from the EU may adversely affect foreign direct investments and immigration and economic regulations in that country as well as increased transition costs of implementing new policies and agreements. Furthermore, the U.K.’s vote to leave the EU may lead other member nations to follow suit.
Exchange-Traded Funds (ETFs)
The Fund may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.

To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, an ETF may be a “passive investor” and, therefore, invests in the securities and sectors contained in the index it seeks to track without regard for, or analysis of, the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a Fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
Exchange-Traded Notes (ETNs)
The Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed-income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (IRS) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, Congress and the IRS frequently consider proposals that would change the timing of recognition and tax character of income and gains from ETNs.
Foreign Securities
The Fund may invest in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including ADRs, EDRs, and GDRs. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.
Investing in the securities of companies located in emerging market countries generally involves greater risk than investing in the securities of companies located in countries with developed markets. The Manager  or the applicable Subadviser considers all countries of the world to be emerging market countries, except Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, the Hong Kong Special Administrative Region (Hong Kong), Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The People’s Republic of China (PRC) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, and/or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.
Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.
Forward Currency Contracts
The Fund may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.
A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.
Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.
Forward contracts in which a Fund may engage also include non-deliverable forwards (NDFs). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a Reference Currency) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the Settlement Amount) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the NDF Rate), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), they may be exchange-traded. Under such circumstances, they will be centrally cleared, and a secondary market for them will exist. With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.
Futures Contracts
The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund initially will be required to deposit with the Trust’s custodian or the futures commission merchant (FCM) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Illiquid Securities
The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities generally are those securities that a Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities. Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.
Initial Public Offerings
The Fund may invest in initial public offerings (IPOs), which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Lending of Securities
The Fund may lend its securities in accordance with a lending policy that has been authorized by its Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets. The Fund may terminate a loan at any time.
Limitations and Risks of Options and Futures Activity
The Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of the Fund’s non-hedging strategies will depend on the ability of the Manager  or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Fund, have been excluded from regulation as Commodity Pool Operators (CPOs) pursuant to Commodity Futures Trading Commission (CFTC) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Fund and, in its management of the Fund, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Fund's investment strategies. Although the Manager expects to be able to execute the Fund's investment strategies within the limitations, the Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
The Board has adopted guidelines pursuant to which municipal lease obligations, Section 4(a)(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to the Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(a)(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager  or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager  or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation and (3) such other factors as the Manager  or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager  or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager  or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.
Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board.
Options on Futures Contracts
The Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

Options on Securities and Securities Indexes
The Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.
Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
A securities index assigns relative values to the securities included in the index, and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indexes, commodities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.
Preferred Stocks
The Fund may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt, are paid off, before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.
Real Estate Investment Trusts (REITs)
Because the Fund may invest a portion of its assets in equity securities of REITs, the Fund also may be subject to certain risks associated with direct investments in real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.
Recent Market Conditions and Regulatory Developments
The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, and in the net asset value (NAV) of many mutual funds, including the Fund. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. Conditions in the United States have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced.
In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value of a Fund’s investments.
The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Act has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by market participants, including mutual funds. Instruments in which a Fund may invest, or the issuers of such instruments, may be negatively affected by the legislation and regulation, some, in ways that are still unforeseeable. Although many of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.
Under applicable federal securities laws, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” are required to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. These laws also require retail money market funds and permit government money market funds to impose liquidity fees and redemption gates during times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures.
The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Changes in government policies may exacerbate the markets’ difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. In addition, political events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Repurchase Agreements
The Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.
Securities of Other Investment Companies
The Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, the Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds (ETFs)). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. The Fund also may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that otherwise would apply. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.
Section 4(a)(2) Commercial Paper and Rule 144A Securities
The Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(a)(2) Commercial Paper). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
The Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.
However, investing in Rule 144A securities and Section 4(a)(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Short-Term Instruments
When a Fund experiences large cash inflows, for example, through the sale of securities, and desirable securities that are consistent with the Fund’s investment objective(s) are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time at the discretion of the Manager (or Subadviser, as applicable). Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
Swap Arrangements
The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts.
In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount, whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes to preserve the return on an investment or on a portion of a Fund’s portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
The Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager  or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager  or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.

Taxable Municipal Bonds
The Fund may invest in taxable municipal bonds (the interest on which is includable in gross income for federal income tax purposes). There are situations in which a governmental issuer will sell taxable municipal bonds because the federal government will not subsidize the financing of certain activities that do not provide a significant benefit to the general public. Taxable municipals offer yields more comparable to those of other taxable sectors, such as corporate bonds or bonds issued by U.S. governmental agencies, than to those of tax-exempt municipals. Usually, interest on a long-term bond is paid semiannually, while interest on short-term notes is paid at maturity.
Tax-Exempt Liquidity Protected Preferred Shares
The Fund may invest in tax-exempt liquidity protected preferred shares (LPP shares) (or similar securities). LPP shares are issued by municipal bond funds (funds that principally invest in tax-exempt securities) and are generally designed to pay “exempt-interest dividends” (see Tax Considerations) that reset on or about every seven days in a remarketing process. Under this process, the holder of an LPP share generally may elect to tender the share or hold the share for the next dividend period by notifying the remarketing agent in connection with the remarketing for that dividend period. If the holder does not make an election, the holder will continue to hold the share for the subsequent dividend period at the applicable dividend rate determined in the remarketing process for that period. LPP shares possess an unconditional obligation from a liquidity provider (typically a high-quality bank) to purchase, at a price equal to the par amount of the LPP shares plus accrued dividends, all LPP shares that are subject to sale and not remarketed.
The applicable dividend rate for each dividend period typically will be the dividend rate per year that the remarketing agent determines to be the lowest rate that will enable it to remarket on behalf of the holders thereof the LPP shares in such remarketing and tendered to it on the remarketing date. If the remarketing agent is unable to remarket all LPP shares tendered to it and the liquidity provider is required to purchase the shares, the applicable dividend rate may be different. The maturity of LPP shares will be deemed to be the date on which the underlying principal amount may be recovered or the next dividend rate adjustment date consistent with applicable regulatory requirements. LPP shares generally are issued by registered and unregistered pooled investment vehicles that use the proceeds to purchase medium- and long-term investments to seek higher yields and for other purposes.
LPP shares are subject to certain risks, including the following: since mid-February 2008, existing markets for remarketed and auction preferred securities generally have become illiquid and many investors have not been able to sell their securities through the regular remarketing or auction process. Although LPP shares provide liquidity protection through the liquidity provider, it is uncertain, particularly in the near term, whether there will be a revival of investor interest in purchasing securities sold through remarketings. There is also no assurance that a liquidity provider will be able to fulfill its obligation to purchase LPP shares subject to sell orders in remarketings that are not otherwise purchased because of insufficient clearing bids. If there are insufficient clearing bids in a remarketing and the liquidity provider is unable to meet its obligations to purchase the shares, the Fund may not be able to sell some or all of the LPP shares it holds. In addition, there is no assurance that the issuer of the LPP shares will be able to renew the agreement with the liquidity provider when its term has expired or that it will be able to enter into a comparable agreement with another suitable liquidity provider if such event occurs or if the liquidity agreement between the issuer and the liquidity provider is otherwise terminated.
Because of the nature of the market for LPP shares, the Fund may receive less than the price it paid for the shares if it sells (assuming it is able to do so) them outside of a remarketing, especially during periods when remarketing does not attract sufficient clearing bids or liquidity in remarketings is impaired and/or when market interest rates are rising. Furthermore, there can be no assurance that a secondary market will exist for LPP shares or that the Fund will be able to sell the shares it holds outside of the remarketings conducted by the designated remarketing agent at any given time.
A rating agency could downgrade the ratings of LPP shares held by the Fund or securities issued by a liquidity provider, which could adversely affect the liquidity or value in the secondary market of the LPP shares. It is also possible that an issuer of LPP shares may not earn sufficient income from its investments to pay dividends on the LPP shares. In addition, it is possible that the value of the issuer’s investment portfolio will decline due to, among other things, increases in long-term interest rates, downgrades or defaults on investments it holds and other market events, which would reduce the assets available to meet its obligations to holders of its LPP shares. In this connection, many issuers of LPP shares invest in non-investment grade bonds, also known as “junk bonds.” These securities are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade bonds are more likely to default on their payments of interest and principal owed and such defaults will reduce the value of the securities they issue. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

In addition, LPP shares are a relatively new type of investment, the terms of which may change in the future in response to regulatory or market developments. LPP shares currently are issued in reliance on guidance provided by the SEC and a notice (which all taxpayers may rely on for guidance) and a handful of private letter rulings (which may be relied on as precedent only by the taxpayer(s) to whom they are addressed) issued by the IRS. It is possible that the SEC and/or the IRS could issue new guidance or rules that supersede and nullify all or a portion of the current guidance, which could adversely impact the value and liquidity of the Fund’s investment in LPP shares, the tax treatment of investments in LPP shares, and/or the ability of the Fund to invest in LPP shares.
Tax-Exempt Securities
Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments nevertheless will be taxable to a Fund’s shareholders when distributed to them. See “Tax Considerations.”
The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Fund also may invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities, or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.
The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s, S&P, Fitch, and Dominion represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager  or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund’s portfolio.
The value of tax-exempt securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the proposed project, and political or economic developments in the region where the instrument is issued. Local and national market forces—such as declines in real estate prices or general business activity—shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain municipal issuers to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Fund’s investments.
Temporary Defensive Policy
The Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
U.S. Government Obligations
The Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (GSEs). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.
In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
When-Issued and Delayed-Delivery Securities
The Fund may invest in debt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund receives a commitment fee for delayed draws on loans. The Fund may sell these securities before the settlement date if it is deemed advisable.
Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolio are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities and delayed-draws loan commitments at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.
On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, the Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on the Fund’s ability to meet its current obligations, to honor requests for redemption, and otherwise to manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. The Fund may realize a capital gain or loss in connection with such transactions.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for the Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.
The Fund:
(1)    may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2)    may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
(3)    may not issue senior securities, except as permitted under the 1940 Act.
(4)    may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5)    may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6)    may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7)    may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
With respect to the Fund’s concentration policies as described above, the Manager and Subadvisers, where applicable, may determine an “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.
Portfolio Transactions and Brokerage Commissions
The Manager or the applicable Subadviser, subject to the general control of the Board, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.
The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers or the applicable Subadviser. The Board has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadviser are reasonable and fair. The Board has authorized the Manager or the applicable Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.
The Board has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.
In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser subject to obtaining the best overall terms available. Payment for such services also may be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third-party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager’s or the applicable Subadviser’s costs.
In return for such services, a Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager.
The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.
To the extent permitted by applicable law, and in all instances subject to the Fund’s policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses. The Manager or the applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.
The Manager and the Subadvisers and their respective affiliates may advise, or have proprietary interests in, accounts with similar, dissimilar or the same investment objective as one or more of the Funds. Investment decisions are based on criteria relevant to each Fund or other account; portfolio management decisions and results of a Fund’s investments may differ from those of such other accounts. Securities of the same issuer will, from time to time, be purchased, held, or sold at the same time by one or more Funds and other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of one or more as well as the Manager or the applicable Subadviser’s other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. Trade orders submitted by one or more Funds and other investment accounts are not necessarily combined or “blocked” in all cases. Portfolio managers could purchase or sell securities for one Fund or account and not another Fund or account, or can take similar action for two Funds or accounts at different times, even if the Funds and accounts have the same investment objective and permissible investments. However, the Manager or applicable Subadviser may, when feasible and when consistent with the fair and equitable treatment of the Funds and other accounts and best execution obligations, aggregate and block orders of one or more Funds and other accounts for order entry and execution. In some cases, the ability of a Fund to participate in volume transactions will produce better executions and prices for the Fund. In other cases, however, this could have a detrimental effect on the price or value of the security or instrument as far as a Fund is concerned.
The Manager and the Subadvisers have established allocation policies and procedures applicable to the Funds and other investment accounts they manage to ensure allocations are appropriate given their respective clients’ differing investment objectives and other considerations. In cases where orders to purchase or sell securities are aggregated, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such customers, including the Fund(s). In some instances, this procedure may affect the price and size of the position obtainable for a Fund. Generally, when the amount of securities available is insufficient to satisfy the volume or price requirements for a participating Fund(s) and other accounts, the amount executed is distributed among participating Funds and other accounts based on methodologies and factors set forth in the procedures adopted by the Manager or the applicable Subadviser, which may include pro rata allocation based upon the relative sizes of the participating Funds and accounts, pro rata allocation based upon the relative sizes of the orders submitted, random allocations in certain circumstances, or allocations based on other factors, such as available cash, liquidity requirements, investment phase of the account (e.g., ramping up or taking gains/losses for tax purposes), and the specific objectives and constraints for each Fund or account, which could include, but are not limited to: risk tolerance; rating constraints; maturity constraints; issue size; yield; purchase price; existing exposure; minimum trade allocation; minimum position holding size; sector allocation limits; duration; strategy, and lot size.
Trade allocation policies and procedures may not always contemplate all facts and circumstances. In addition, such policies and procedures typically identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, adjustments may be made: (i) to eliminate de minimis positions or satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to reallocate in light of a participating account’s portfolio characteristics (e.g., based on factors such as those outlined above). Allocations are determined, documented and approved in accordance with procedures adopted by the Manager or applicable Subadviser.
The Trust pays no brokerage commissions for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.
During the fiscal year ended May 31, 2018, the Fund purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Fund purchased securities) or the parents of the regular broker-dealers.
Regular Broker-Dealer	Value of Securities
Mizuho Securities USA Inc.	$8,953,000
Brokerage Commissions
During the last three fiscal years ended May 31, the Fund paid the following aggregate brokerage fees:
Fund	2018	2017	2016
International	$2,273,052	$2,558,433(b)	$3,089,940(a)
(a)	Reflects increased trading activity due to subadvisers and asset allocation strategies.
(b)	A decrease in portfolio transactions resulted in a decrease in brokerage fees.
The Manager or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended May 31, 2018, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:
Fund	Transaction Amount	Commissions/Underwriting Concessions
International	$1,181,643,585	$439,451
Portfolio Turnover Rates
The rate of portfolio turnover of the Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in the Fund’s portfolio appropriate in view of its investment objective(s). Ordinarily, the Fund will not purchase or sell securities solely to achieve short-term trading profits, although the Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s).
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.
For the last two fiscal years ended May 31, the Fund's portfolio turnover rates were as follows:
Fund	2018	2017
International	36%	40%
Fund History and Description of Shares
The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-seven such portfolios have been established, one of which is described in this SAI.

The Fund is a series of the Trust and is diversified. The Fund formerly was a series of USAA Investment Trust, a Massachusetts Business Trust, which began offering shares of the International Fund on July 11, 1988. All of this trust’s series were reorganized into the Trust in August 2006.
The International Fund offers four classes of shares: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund consists of a separate share class of that Fund and is not a separate mutual fund. The Fund Shares currently are available for investment through a USAA member account with the Manager, USAA Brokerage Services, or certain other financial intermediaries the Fund may approve from time to time. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, USAA Funds participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time. The Institutional Shares were established on November 13, 2007, and commenced offering on August 1, 2008. The Adviser Shares were established on April 9, 2010, and commenced offering on August 1, 2010. The R6 Shares were established on June 14, 2018, and commenced offering on August 17, 2018. R6 Shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. Shares of each class of a Fund represent identical interests in that Fund’s investment portfolio and have the same rights, privileges and preferences. However, each class may differ with respect to expenses allocable to that class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. Shares of each Fund are entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. Due to the different expenses of each class, however, dividends and liquidation proceeds on Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares will differ. The different expenses applicable to each class of shares of a Fund also will affect the performance of each class.
The Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of the Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Fund's relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board and generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s share classes. However, on matters affecting an individual

Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, the Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:
Converting from Institutional Shares to Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary managed account program), we may convert your Institutional Shares of the Fund to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
Converting from Adviser Shares to Fund Shares or Institutional Shares: If you hold Adviser Shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your USAA investment account, or (iii) an eligible advisory program with a financial intermediary, then we may convert your Adviser Shares of the Fund to Fund Shares or Institutional Shares, as applicable.
Other Conversions: The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Fund's Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts in this SAI.
Tax Considerations
Taxation of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (RIC) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the Code). If a Fund so qualifies it will not be liable for federal income tax on its net investment income and net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) (a QPTP) (income requirement); (2)  distribute at least 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (distribution requirement); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (diversification requirement).
If a Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirements and diversification requirements (collectively, Other Qualification Requirements), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an individual shareholder), those dividends would be taxable as “qualified dividend income” (as described in the Fund’s prospectus) (QDI) and thus subject to federal income tax at the lower rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a nondeductible 4% excise tax (Excise Tax) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for the year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, plus (3) any prior undistributed income and gains. The Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the income requirements. The tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, commodity options, futures contracts, and options on futures contracts, may be affected by future regulatory or legislative changes that could affect whether income (earned directly or indirectly) from such investments is such “qualifying income.”
Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement in which a Fund invests may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
Section 988 of the Code also may apply to forward currency contracts and options and futures contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.
Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures contracts, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts, and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
The Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward currency contract, foreign currency, or hedged investment to mitigate the effect of the foregoing rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax and the Excise Tax.
Certain Funds may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.
The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests therein. It is anticipated that any federal income tax imposed on a Fund with respect to investments in PFICs would be insignificant.
For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (OID) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement. Generally, the accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid), including any accrued OID, to satisfy the distribution requirement and to avoid imposition of the Excise Tax, the Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the difference is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.
A Fund also may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium may be amortized if a Fund so elects. The amortized premium is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce a Fund’s adjusted tax basis in the security.
Income from direct investments in commodities and certain types of derivative contracts regarding commodities, such as certain swaps on commodity indices, is not “qualifying income” for purposes of the income requirement. Although the IRS had issued a large number of private letter rulings (PLRs) (which the Fund may not cite as precedent) beginning in 2006 stating that income a RIC derives from certain “structured notes that create a commodity exposure” (i.e., commodity-linked notes) constitutes qualifying income, the IRS (1) suspended the issuance of those rulings in July 2011 and (2) in September 2016 issued guidance providing that it will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” As a result, the IRS is revoking outstanding PLRs regarding commodity-linked notes, and it is highly unlikely that future PLRs addressing the status of those notes will be issued, if at all.  Accordingly, if a Fund invests in those notes to an extent that might threaten its ability to satisfy the income requirement, the Fund may be unable to qualify as a RIC for one or more taxable years.

Taxation of the Shareholders
Distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, distributions the Fund declares in October, November, or December that are payable to shareholders of record in such a month are deemed to have been received on December 31, if the Fund pays the distributions during the following January.
Any gain or loss a shareholder realizes on the redemption or exchange of shares of the Fund, or on receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in the Fund’s prospectus. Any loss realized on a redemption or exchange of shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.
If the Fund's distributions in a taxable year exceed its current and accumulated earnings and profits, the excess distributed to each shareholder will be treated as a “return of capital” to the extent of the shareholder’s basis in its shares and thereafter as capital gain—the Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryovers offset current taxable year realized gains. A return of capital distribution is not taxable, but it reduces a shareholder's basis in its shares and thus results in a higher capital gain or lower capital loss when the shares are redeemed. Distributions in excess of the Fund's distribution requirement, but not in excess of its earnings and profits, will be taxable to its shareholders and will not constitute non-taxable returns of capital.
If the Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be QDI, distributions to the Fund's shareholders of such “in lieu of” payments will not be treated as such and instead will be taxed at the shareholders’ marginal federal income tax rates.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011, (Covered Shares) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, the Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
*        *        *        *        *
The foregoing discussion of certain federal tax considerations affecting the Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Trustees and Officers of the Trust
The Board consists of eight Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of the Fund's shareholders. The Board periodically reviews the Fund's investment performance as well as the quality of other services provided to the Fund and its shareholders by each of the Fund's service providers, including AMCO and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Fund (the Independent Trustees) and one Trustee who is an “interested person” of the Fund (Interested Trustee). In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Fund's management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Fund's operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund's shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with the Manager’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
As a series of a registered investment company, the Fund is subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Fund. The Trustees delegate the day-to-day risk management of the Fund to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Fund through regular interactions with the Fund's external auditors and periodic presentations from USAA Operational Risk Management.
The Board also participates in the Fund's risk oversight, in part, through the Fund's compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Fund. The Fund's chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
AMCO seeks to identify for the Board the risks that it believes may affect the Fund and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Fund's risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Fund and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustee Qualifications
The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Fund, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Fund and its shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for AMCO management and, ultimately, the Fund's shareholders.
Set forth below are the Independent Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.
Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Independent Trustees
Robert L. Mason, Ph.D. (July 1946)	Trustee and Chairman	Trustee since January 1997 and Chair since January 2012	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years’ experience as a Board member of the USAA family of funds.	Two registered investment companies offering 53 individual funds	None
Jefferson C. Boyce (September 1957)	Trustee	Trustee since September 2013	Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years’ experience as a Board member of the USAA family of funds.	Two registered investment companies offering 53 individual funds	Westhab, Inc.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years’ experience as a Board member of the USAA family of funds.	Two registered investment companies offering 53 individual funds	None

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years’ experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara.	Two registered investment companies offering 53 individual funds	None
Richard Y. Newton III (January 1956)	Trustee	Trustee since March 2017	Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force’s mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds.	Two registered investment companies offering 53 individual funds	None

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years’ experience as a Board member of the USAA family of funds.	Two registered investment companies offering 53 individual funds	None
Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000	President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting (05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years’ experience as a Board member of the USAA family of funds.	Two registered investment companies offering 53 individual funds	None
*	The address for each Independent Trustee is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.
**	Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 72 or has served 20 years, and the Interested Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.
Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Funds Overseen by Officer	Other Directorships Held
Interested Trustee
Daniel S. McNamara (June 1966)	Trustee, President and Vice Chairman	January 2012	President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	Two registered investment companies offering 53 individual funds	None
Interested Officers
John C. Spear (May 1964)	Vice President	December 2016	Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12–11/16).	Two registered investment companies offering 53 individual funds	None
John P. Toohey (March 1968)	Vice President	June 2009	Head of Equities, Equity Investments, AMCO (01/12-present).	Two registered investment companies offering 53 individual funds	None
Jon K. Hadfield (September 1974)	Secretary	October 2017	Assistant Vice President, Securities Attorney, FASG Counsel, USAA (1/18-present); Executive Director/Attorney, FASG General Counsel, USAA (2013-2017); Associate, Allen & Overy (2012-2013); Associate, Sutherland Asbill & Brennan LLP (2005-2012). Mr. Hadfield also serves as Secretary of IMCO, AMCO, ICORP, SAS, FAI, and FPS.	Two registered investment companies offering 53 individual funds	None
Kristen Millan (April 1983)	Assistant Secretary	September 2017	Senior Attorney, FASG General Counsel, USAA (9/17-present); Attorney, FASG General Counsel, USAA (6/13-917); Associate, Dechert LLP (10/10-05/13). Ms. Millan also serves as Assistant Secretary of AMCO and SAS.	One registered investment company offering 47 individual funds	None

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Funds Overseen by Officer	Other Directorships Held
James K. De Vries (April 1969)	Treasurer	March 2018	Executive Director, Investment and Financial Administration, USAA (04/12-present).	Two registered investment companies offering 53 individual funds	None
Stephanie A. Higby (July 1974)	Chief Compliance Officer	February 2013	Assistant Vice President, Compliance-Investments, USAA (2/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16–1/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13). Ms. Higby also serves as the Funds’ anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO, IMCO, and FPS.	Two registered investment companies offering 53 individual funds	None
*	The address of the Interested Trustee and each officer is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.
Committees of the Board
The Board typically conducts regular meetings five or six times a year to review the operations of the Fund in the USAA family of funds. During the Fund's most recent fiscal year ended May 31, 2018, the Board held meetings six times. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has five committees: an Executive Committee, an Audit and Compliance Committee, a Product Management and Distribution Committee, a Corporate Governance Committee, and an Investments Committee. The duties of these five Committees and their membership are as follows:
Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust which may be delegated to it by the Board. Interested Trustee D. McNamara and Independent Trustee Mason are members of the Executive Committee. During the Fund's most recent fiscal year ended May 31, 2018, the Executive Committee held no meetings.
Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, Newton, and Reimherr are members of the Audit and Compliance Committee. During the Fund's most recent fiscal year ended May 31, 2018, the Audit and Compliance Committee held four meetings.
Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Fund offered by the Trust and the respective investment objectives and policies, as well as selection of subadvisers; oversees the distribution and marketing of the Fund; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Fund, including payments made by the Fund pursuant to the Trust’s 12b-1 Plan. Interested Trustee D. McNamara and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, Newton, and Reimherr are members of the Product Management and Distribution Committee. During the Fund's most recent fiscal year ended May 31, 2018, the Product Management and Distribution Committee held five meetings.
Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees and establishing procedures to identify and recruit potential candidates for Board membership and to recommend candidates to fill any vacancy for Independent Trustees on the

Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Paul McNamara, chairman of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, Newton, and Reimherr are members of the Corporate Governance Committee. During the Fund's most recent fiscal year ended May 31, 2018, the Corporate Governance Committee held five meetings.
Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by AMCO and/or, if applicable, the investment subadviser(s) for the Fund; the performance and portfolio composition of the Fund; and the valuation and liquidity of the Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. Interested Trustee D. McNamara, and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, Newton, and Reimherr are members of the Investments Committee. During the Fund's most recent fiscal year ended May 31, 2018, the Investments Committee held four meetings.
In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Brooks Englehardt, President. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2017.
	International Fund	USAA Family of Funds Total
Interested Trustee
Daniel S. McNamara	$1 - $10,000	Over $100,000
Independent Trustees
Robert L. Mason, Ph.D.	None	Over $100,000
Jefferson C. Boyce	None	$50,000-$100,000
Dawn M. Hawley	None	Over $100,000
Paul L. McNamara	$10,001 - $50,000	Over $100,000
Richard Y. Newton	None	$1-$10,000
Barbara B. Ostdiek, Ph.D.	None	$10,000-$50,000
Michael F. Reimherr	None	Over $100,000
The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2018.
Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Family of Funds (b)
Interested Trustee
Daniel S. McNamara	None (a)	None (a)
Independent Trustee
Robert L. Mason, Ph.D.	$74,706	$294,196
Jefferson C. Boyce	$62,949	$247,796
Dawn Hawley	$63,966	$251,796
Richard Y. Newton, III	$59,900	$235,796
Paul L. McNamara	$62,949	$247,796
Barbara B. Ostdiek, Ph.D.	$59,900	$235,796
Michael F. Reimherr	$59,900	$235,796
(a)	Daniel S. McNamara is affiliated with the Trust’s investment adviser, AMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.
(b)	At May 31, 2018, the Fund Complex consisted of two registered investment companies offering 57 individual funds.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.
As of July 31, 2018, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.
Control Persons
As of July 31, 2018, there were no control persons of the Fund.
Principal Shareholders
As of July 31, 2018, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class indicated:
Title of Class	Name and Address of Beneficial Owner	Percent of Class	Nature of Ownership[1]
International Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	34.97%	Record
International Fund Institutional Shares	USAA Target Retirement 2040 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	8.90%	Record
International Fund Institutional Shares	USAA Target Retirement 2030 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	6.60%	Record
International Fund Institutional Shares	USAA Target Retirement 2050 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	5.50%	Record
International Fund Institutional Shares	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	48.74%	Record
International Fund Institutional Shares	Mac & Co A/C 684250 PO Box 3198, 525 William Penn Place Pittsburgh, Pennsylvania 15230	24.15%	Record
International Fund Adviser Shares	United Services Automobile Association 9800 Fredericksburg Road San Antonio, Texas 78288	96.36%	Beneficial
[1]	“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”
The Trust’s Manager
As described in the Fund’s prospectus, AMCO is the investment adviser for the Fund. AMCO, organized in August 2011, is a wholly owned indirect subsidiary of USAA, a large, diversified financial services institution.
In addition to managing the Trust’s assets, AMCO advises and manages the investments of USAA and its affiliated companies. As of July 31, 2018, total assets under management by AMCO were approximately $166 billion, of which approximately $68 billion were in mutual fund portfolios.

Advisory Agreement
The Manager provides investment management and advisory services to the Fund pursuant to an advisory agreement dated August 1, 2006 (Advisory Agreement). Under this Advisory Agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for the Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. The Manager currently manages the portfolio assets for each of these Funds, as described in the prospectus.
For the services under this agreement, the Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons also are employees of the Manager or its affiliates.
Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and periodic reports to prospective shareholders.
The Advisory Agreement will remain in effect until July 31, 2019, and will continue in effect from year to year thereafter for each such Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board (on behalf of such Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of AMCO or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or the Manager on 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).
For the last three fiscal years ended May 31, total management fees (gross of any applicable waivers and/or reimbursements) were as follows:
Fund	2018	2017	2016
International Fund Shares	$14,087,505	$11,140,058	$12,705,626
International Fund Institutional Shares	$18,427,153	$15,724,691	$12,374,449
International Fund Adviser Shares	$60,289	$49,989	$49,242
The management fees of the Fund are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate of average daily net assets and (2) a performance adjustment that will be added to or subtracted from the base investment management fee depending upon the performance of the Fund relative to a relevant Lipper Index. The Fund’s performance will be compared to the Lipper Index as listed below:
Fund	Lipper Index
International Fund	International Funds Index
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund. The Manager has agreed, through September 30, 2019, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed the following expense limitation:
Fund/Class	Expense Ratio After Reimbursement as a % of Average Net Assets (ANA)
International Fund R6 Shares	0.85%
This reimbursement arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by the Manager at any time after September 30, 2019.

Computing the Performance Adjustment
For any month, the base investment management fee of the Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Fund's relevant Lipper Index. The performance period for the Fund consists of the current month plus the previous 35 months.
The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:
Equity Funds:
International Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets) [1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
[1]	Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point (.01%). Average daily net assets are calculated over a rolling 36-month period.
For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:
	Examples
	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$221,918	$221,918	$221,918	$221,918	$221,918	$221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$263,568	$221,918	$193,868	$256,768	$180,268	$221,918
(a)	Average annual performance over a 36-month period
(b)	In basis points 1/100th of a percent
(c)	Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage
The Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the Lipper Index. Because the adjustment to the base investment management fee is based upon the Fund’s performance compared to the investment record of its Lipper Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its Lipper Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Subadvisory Agreements
The Manager has entered into Subadvisory Agreements dated August 28, 2015, with Wellington Management Company LLP, (Wellington Management), and Lazard Asset Management LLC (Lazard); and August 1, 2006, with Massachusetts Financial Services Company (d/b/a MFS Investment Management (MFS)), under which each Subadviser provides day-to-day discretionary management of some or all of the Fund’s assets in accordance with the Fund’s investment objective(s), policies, and restrictions, subject to the general supervision of the Manager and the Board.
Each Subadvisory Agreement will remain in effect with respect to the Fund until July 31, 2019. Each Subadvisory Agreement will continue in effect from year to year thereafter for the Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of AMCO or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated, without penalty, with respect to the Fund at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on 60 days’ written notice; by AMCO at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).
The Manager (not the Fund) pays Lazard a fee in the annual amount of 0.50% for assets up to $100 million; 0.45% for assets on the next $150 million; 0.40% for assets on the next $350 million; and 0.375% for assets over $600 million of the portion of the Fund’s average daily net assets that Lazard manages. Lazard Asset Management LLC, is an indirect, wholly owned subsidiary of Lazard Ltd. Lazard is located at 30 Rockefeller Plaza, New York, New York 10112-6300.
The Manager (not the Fund) pays MFS a fee in the annual amount of 0.33% on the first $2 billion, 0.30% on the next $1 billion, and 0.25% over $3 billion of the combined average daily net assets of the International Fund and the average daily net assets of the World Growth Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199.
The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% on the first $700 million, 0.425% on the amount above $700 million of the Fund’s average daily net assets that Wellington Management manages. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm, which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Administration and Servicing Agreement
Under an Administration and Servicing Agreement effective August 1, 2001, AMCO is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Fund. AMCO generally will assist in all aspects of the Fund's operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity (but not pay for printing or postage for such documents); respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.
For these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average daily net assets for each of the Fund Share class and the Adviser Share class. We also may delegate one or more of our responsibilities to others at our expense.
With respect to the Institutional Shares class of the Fund, for these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets. We also may delegate one or more of our responsibilities to others at our expense.

With respect to the R6 Share class, for these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average daily net assets. We also may delegate one or more of our responsibilities to others at our expense.
For the last three fiscal years ended May 31, administration and servicing fees were as follows:
Fund	2018	2017	2016
International Fund Shares	$2,761,335	$2,228,012	$2,541,125
International Fund Institutional Shares	$2,414,933	$2,072,586	$1,649,927
International Fund Adviser Shares	$12,011	$9,998	$9,987
In addition to the services provided under the Fund's Administration and Servicing Agreement, the Manager also provides certain tax, compliance, and legal services for the benefit of the Fund. The Board has approved the reimbursement for certain of these expenses incurred by the Manager. For the last three fiscal years ended May 31, the Fund reimbursed the Manager for compliance and legal services as follows:
Fund	2018	2017	2016
International	$56,639	$85,896	$88,979
Codes of Ethics
The USAA Funds’ Manager has adopted an Investment Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board reviews the administration of the Investment Code of Ethics at least annually and receives certifications from the Manager regarding compliance with its Code of Ethics annually.
While the officers and employees of the Manager, as well as those of the USAA Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Investment Code of Ethics adopted by the Manager and the USAA Funds. The Code of Ethics is designed to ensure that the shareholders’ interests come before the individuals who manage their Funds. The Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by a USAA Fund to abide by the Code of Ethics requirements before executing permitted personal trades.
Copies of the Codes of Ethics for the USAA Funds’ Manager and Subadvisers have been filed with the SEC and are available for public view.
Proxy Voting Policies and Procedures
The Board has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the USAA Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the USAA Funds’ securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the USAA Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the USAA Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the USAA Funds.
To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the USAA Funds’ portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the USAA Funds’ principal underwriter, or any person who is an affiliated person of the USAA Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the USAA Funds’ Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.
Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s Web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge at usaa.com; and (ii) on the SEC’s Website at http://www.sec.gov.
Distribution Services
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and the application of performance fee adjustments. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Fees
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (Rule 12b-1 Plan) under the 1940 Act, as amended, with respect to Adviser Shares. Under the Rule 12b-1 Plan, the Fund pays annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the Distributor, or such other entities as the Fund’s Board may approve (the Payee), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of shares and/or providing services to shareholders of Adviser Shares. Under the Rule 12b-1 Plan such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Adviser Shares of the Fund and relating (among other things) to:
•    compensation to the Payee and its employees;
•    payment of the Payee’s expenses, including overhead and communication expenses;
•    compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares;
•    printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
•    the preparation and distribution of sales literature and advertising materials;
•    responding to inquiries from shareholders or their financial representatives requesting information regarding the USAA funds; and
•    responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The Distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers and the Distributor may retain part of this fee as compensation for providing these services. If the fees received by the Distributor under the Rule 12b-1 Plan exceed its expenses, the Distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Adviser Shares to investors.
Under the Rule 12b-1 Plan, the Adviser Share class of the Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by an Adviser Share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. Financial Industry Regulatory Authority (FINRA) rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Rule 12b-1 Plan requires that IMCO provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Adviser Shares and the purposes for which such expenditures were made to the Trustees for their review.
Prior to approving the Rule 12b-1 Plan, the Trustees considered various factors relating to the implementation of the Rule 12b-1 Plan and determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund, its Adviser Shares, and the shareholders of the Adviser Shares. Among other things, the Trustees noted that, to the extent the Rule 12b-1 Plan allows the Fund to sell Adviser Shares in markets to which it would not otherwise have access, the Rule 12b-1 Plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance the Fund's competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.
The plan is renewable from year to year with respect to the Adviser Share class of the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The Rule 12b-1 Plan may not be amended to increase materially the amount of fees paid by any Adviser Share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan is terminable with respect to any Fund’s Adviser Share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class.
For the fiscal year ended May 31, 2018, the Fund paid distribution services fees for expenditures under the Distribution and Shareholder Services Plan with respect to its Adviser Shares as follows:
Fund	Compensation to Dealers	Marketing, Advertising, Prospectus Delivery, Sales Personnel, IT Services, and Other Expenses of Distributor	Totals
International Fund Adviser Shares	-$1,227	$21,246	$20,019
Other Compensation to Financial Intermediaries
In addition to the compensation paid by the Fund for the distribution and servicing of Adviser Shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of the Fund and for services to the shares of the Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Fund and payments for providing extra employee training and information relating to Fund; “listing” fees for the placement of the Fund on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Fund's shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Fund. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
The additional payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.
The payments described above may be made, at the discretion of the Manager or its affiliates, to financial intermediaries in connection with the sale and distribution of shares of the Fund. The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of the Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.
From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits.
If investment advisers, distributors or affiliates of mutual funds pay compensation in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
The Manager and its affiliates do not pay any service, distribution, or administrative fees to financial intermediaries for services provided to the R6 Shares and their shareholders.
Securities Lending
For the most recent fiscal year ended May 31, 2018, the Fund’s securities lending activities resulted in the following:
International Fund
Gross income earned by the fund from securities lending activities	$986,588
• Fees paid to securities lending agent from a revenue split	$98,520
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00
• Administrative fees not included in a revenue split	$0.00
• Indemnification fees not included in a revenue split	$0.00
• Rebate (paid to borrower)	$1,393
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$99,913
Net income from securities lending activities	$886,675
The types of securities lending services provided to the Fund by the securities lending agent include:
•    Negotiating loan terms with borrowers;
•    Collecting from borrowers and holding cash, securities or other financial instruments that will serve as collateral for the loans;

•    Investing cash collateral in accordance with the Fund's instructions and entering into any agreements as required for the investment of collateral;
•    Marking to market non-cash collateral by reference to information provided by recognized pricing services;
•    Managing qualified dividends;
•    Collecting or arranging for the collection of any interest, dividends or other distributions or other payments of any kind with respect to the loans;
•    Terminating or modifying the loans at any time or when directed by the Fund;
•    Arranging for the return of loaned securities to the Fund at loan termination;
•    Recordkeeping and providing periodic reports to the Fund.
Portfolio Manager Disclosure
Lazard
Other Accounts Managed
The following table sets forth other accounts for which the International Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2018.
		Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager		Registered Investment Companies	Other Pooled Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Vehicles	Other Accounts
International Fund
Paul Moghtader	AUM # of Accounts	11 / $3,860,000,000	16 / $999,000,000	38 / $8,638,000,000	--	--	4 / $5,269,000,000
Taras Ivanenko	AUM # of Accounts	11 / $3,860,000,000	16 / $999,000,000	38 / $8,638,000,000	--	--	4 / $5,269,000,000
Ciprian Marin	AUM # of Accounts	11 / $3,860,000,000	16 / $999,000,000	38 / $8,638,000,000	--	--	4 / $5,269,000,000
Craig Scholl	AUM # of Accounts	11 / $3,860,000,000	16 / $999,000,000	38 / $8,638,000,000	--	--	4 / $5,269,000,000
Susanne Willumsen	AUM # of Accounts	11 / $3,860,000,000	16 / $999,000,000	38 / $8,638,000,000	--	--	4 / $5,269,000,000
Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio's component strategies (collectively, "Similar Accounts"), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of the Investment Manager's management of a Portfolio and Similar Accounts, including the following:
1.    Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager's overall allocation of securities in that offering, or to increase the Investment Manager's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of the Portfolios focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations (Small-Mid Cap and International Small Cap Portfolios).
2.    Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager's time dedicated to each account, the Investment Manager periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table above, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.
3.    Generally, the Investment Manager and/or some or all of a Portfolio's portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.
4.    The portfolio managers noted in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios. In addition, certain hedge funds managed by the Investment Manager (but not the Portfolios' portfolio managers) may also be permitted to sell securities short. When the Investment Manager engages in short sales of securities of the type in which a Portfolio invests, the Investment Manager could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Investment Manager has procedures in place to address these conflicts.
Compensation for Portfolio Managers. The Investment Manager's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio's strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.
The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager's investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio's portfolio management team in respect of its management of the Portfolio is determined by reference to the MSCI Emerging Markets Index. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years.
Portfolio Ownership: As of May 31, 2018, no portfolio manager of Lazard beneficially owned any shares of the International Fund.

MFS
Other Accounts Managed
The following table sets forth other accounts for which the International Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2018.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies (billions)	Other Pooled Investment Vehicles (billions)	Other Accounts (billions)	Registered Investment Companies (billions)	Other Pooled Investment Vehicles (billions)	Other Accounts (billions)
International Fund
Daniel Ling	7 / $13.5	5 / $2.2	24 / $6.7	--	--	--
Filipe Benzinho	7 / $13.5	5 / $2.2	24 / $6.7	--	--	--
*	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.
Conflicts of Interest: MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a USAA Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.
The management of multiple funds and accounts (including proprietary accounts) give rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for a Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.
When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.
Compensation: Portfolio manager compensation is reviewed annually. As of December 31, 2017, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of assets managed by the portfolio manager over three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of May 31, 2018, the following benchmarks were used to measure the following portfolio managers’ performance for the following Funds:
Portfolio Manager	Benchmark(s)
International Fund
Filipe Benzinho	MSCI EAFE Index
Daniel Ling	MSCI EAFE Index

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is primarily given to portfolio performance over three and five years with consideration given to other periods, if available. For portfolio managers who have served for more than five years, additional, longer-term performance periods, including the ten-year and since inception periods, are also considered. For portfolio managers who have served for less than three years, additional, shorter-term performance periods, including the one-year period, may also be considered. Emphasis is generally placed on longer performance periods when multiple performance periods are available.
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).
This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan, and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Portfolio Ownership: As of the fiscal year ended May 31, 2018, no portfolio managers of MFS beneficially owned any shares of the International Fund.
Wellington Management
Other Accounts Managed
The following table sets forth other accounts for which the International Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2018.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets	Other Pooled Investment Vehicles # of Accts Total Assets	Other Accounts # of Accts Total Assets	Registered Investment Companies # of Accts Total Assets	Other Pooled Investment Vehicles # of Accts Total Assets	Other Accounts # of Accts Total Assets
International Fund
James H. Shakin	11 / $5,886,918,274	17 / $1,708,057,314	14 / $2,905,577,838	--	2 / $283,629,994	1 / $440,048,213
Andrew M. Corry	11 / $5,886,918,274	17 / $1,708,057,314	14 / $2,905,577,838	--	2 / $283,629,994	1 / $440,048,213
Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. The Investment Professionals listed in the chart above also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation: Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended May 31, 2018.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals also may be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Averill, Deresiewicz, Glazer, McCormack, and Pedersen, and Mses. Gallo, Hynes and Killian are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
International Fund	MSCI EAFE Index
Portfolio Ownership: As of the fiscal year ended May 31, 2018, no portfolio managers of Wellington Management beneficially owned any shares of the International Fund.

Portfolio Holdings Disclosure
The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each USAA Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the USAA Funds, the general policy of the USAA Funds is not to disclose any portfolio holdings of the USAA Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:
•    Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the USAA Fund (e.g., auditors, attorneys, and Access Persons under the USAA Funds’ Code of Ethics);
•    Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
•    As disclosed in this SAI; and
•    As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the USAA Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the USAA Fund must have a legitimate business purpose for doing so, and neither the USAA Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the USAA Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, the USAA Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the USAA Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
The USAA Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. The USAA Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) master fund advisers; (4) custodians and tax service providers (e.g., SSB Tax, State Street Bank and Trust, State Street Global Markets and NTI); (5) securities lending agents (e.g., Citibank); (6) proxy voting and class action filing agents (ISS); (7) trade analytic consultants (e.g., Elkins McSherry LLC); (8) financial statement service providers (e.g., V.G. Reed & Sons, Inc. and RR Donnelley); (9) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (10) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book and IDC) and (11) platform vendors, (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified nationally recognized statistical rating organizations and executing broker dealers.
Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks the USAA Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the USAA Funds’ Chief Compliance Officer (CCO), or USAA FASG Legal Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to the Board at each quarterly meeting about (i) any determinations made by the CCO or USAA FASG Legal Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.
The Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com (which typically occurs approximately 60 days after the end of each fiscal quarter). The Fund intends to post its monthly portfolio holdings on usaa.com (which typically occurs approximately 31 days after each month). In addition, the Fund intends to post its top 10 holdings on usaa.com 15 days following the end of each month.
Approximately 31 days after the end of each month, the Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after the Fund's top holdings are made available on usaa.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial, and Value Line.

In order to address potential conflicts of interest between the interests of each USAA Fund’s shareholders, on the one hand, and the interests of the USAA Fund’s Manager, principal underwriter, or certain affiliated persons, on the other, the USAA Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about each USAA Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA FASG Legal Counsel, and then reported to the Board, including the Independent Trustees.
General Information
Custodian and Accounting Agent
State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust’s custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of the Fund’s securities, and collecting interest on the Fund’s investments. The accounting agent is responsible for, among other things, calculating the Fund’s daily NAV and other recordkeeping functions. In addition, assets of the Fund may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 1700 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Fund. In this capacity, the firm is responsible for the audit of the annual financial statement of the Fund and reporting thereon.
Underwriter
The Trust has an agreement with USAA Investment Management Company (IMCO), 9800 Fredericksburg Road, San Antonio, TX 78288, for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Adviser Shares.
Transfer Agent
USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Fund Share class and Adviser Share class of the Fund pay the Transfer Agent an annual fixed fee of $23 to $25.50 per shareholder account. The fee is subject to change at any time.
For its services under the Transfer Agency Agreement, the Institutional Share class of the Fund pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. The R6 Share class of the Fund pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-hundredths of one percent (0.01%) of the average net assets.
In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services.  The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. Fees paid under the Transfer Agency Agreement are subject to change at any time.
The Transfer Agent is authorized to enter into arrangements with third party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, AMCO, or their affiliates for providing services to their clients who hold Fund shares.
Appendix A – Long-Term and Short-Term Debt Ratings
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligation only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (-): The ratings from “AA to CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Fitch Ratings Inc. (Fitch)
AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse or economic conditions than is the case for higher ratings.
BBB	Good credit quality. “BBB” ratings indicate that expectations of default are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity..
BB	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or its agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD	Restricted Default. 'RD' ratings indicate an issuer that in Fitch’s opinion has experienced:

a. an uncured payment default on a bond, loan or other material financial obligation, but
b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating.
This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
iv. ordinary execution of a distressed debt exchange on one or more material financial obligations.
D	Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Dominion Bond Rating Service Limited (Dominion)
As is the case with all Dominion rating scales, long-term debt ratings provide an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.
AAA	Highest credit quality. The capacity for payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB	Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC/ CC/C	Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C rates are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D	A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.
2. Short-Term Debt Ratings:
Moody’s Municipal Obligations
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Demand Obligations
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Moody’s Corporate and Government
Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.
Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay short-term debt obligations.
Prime-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability to repay short-term obligations.
NP	Not Prime. Issues do not fall within any of the Prime rating categories.
S&P Municipal
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

S&P Corporate and Government
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Fitch
F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default
Dominion Commercial Paper
R-1 (high)	Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle)	Short-term debt rated “R-1 (middle)” is of superior credit. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low)	Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)	Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low)	Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3	Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D	A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

R-3 (high), R-3(middle), R-3 (low)	Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

98971-0818

USAA MUTUAL FUNDS TRUST
PART C. OTHER INFORMATION
Item 28	Exhibits
a	(i)	USAA Mutual Funds Trust Third Amended and Restated Master Trust Agreement dated September 22, 2015 (35)
	(ii)	USAA Mutual Funds Trust Fourth Amended and Restated Master Trust Agreement dated February 25, 2016 (35)
b	(i)	Second Amended and Restated By-Laws, dated September 22, 2015 (35)
c		None, other than provisions contained in Exhibits (a)(i), (a)(ii), and (b) above
d	(i)	Management Agreement for the Extended Market Index Fund dated August 1, 2006 (2)
	(ii)	Advisory Agreement for the Nasdaq-100 Index Fund dated August 1, 2006 (2)
	(iii)	Management Agreement for the S&P 500 Index Fund dated August 1, 2006 (2)
	(iv)	Advisory Agreement dated August 1, 2006 with respect to all other funds (2)
	(v)	Investment Subadvisory Agreement between IMCO and BHMS dated August 1, 2006 (2)
	(vi)	Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (2)
	(vii)	Investment Subadvisory Agreement between IMCO and Loomis Sayles dated August 1, 2006 (2)
	(viii)	Investment Subadvisory Agreement between IMCO and MFS dated August 1, 2006 (2)
	(ix)	Investment Subadvisory Agreement between IMCO and NTI dated August 1, 2006 (2)
	(x)	Investment Subadvisory Agreement between IMCO and Wellington Management dated August 1, 2006 (2)
	(xi)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006. (2)
	(xii)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Batterymarch dated October 2, 2006 (3)
	(xiii)	Investment Subadvisory Agreement between IMCO and The Renaissance Group, LLC dated December 3, 2007 (5)
	(xiv)	Letter Agreement to Advisory Agreement adding Global Opportunities Fund (9)
	(xv)	Letter Agreement to Advisory Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (9)
	(xvi)	Letter Agreement to Advisory Agreement adding Managed Allocation Fund (12)
	(xvii)	Investment Subadvisory Agreement between IMCO and Epoch Investment Partners, Inc. (11)
	(xviii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Wellington Management (15)
	(xix)	Letter Agreement to Advisory Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (16)
	(xx)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Epoch Investment Partners, Inc. (18)
	(xxi)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and MFS (18)
	(xxii)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and QMA (20)
	(xxiii)	Letter Agreement to Advisory Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (22)
	(xxiv)	Amendment No. 1 to the Investment Advisory Agreement. (21)
	(xxv)	Transfer and Assumption Agreement dated December 31, 2011. (21)
	(xxvi)	Investment Subadvisory Agreement between AMCO and Granahan Investment Management, Inc. dated July 11, 2012. (22)
	(xxvii)	Investment Subadvisory Agreement between AMCO and Brandes Investment Partners, L.P., dated October 17, 2012. (24)
	(xxviii)	Investment Subadvisory Agreement between AMCO and Lazard Asset Management dated October 16, 2012. (24)
	(xxix)	Investment Subadvisory Agreement between AMCO and Victory Capital Management Inc. dated August 1, 2013. (27)
	(xxx)	Letter Agreement to Advisory Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (26)
	(xxxi)	Amendment No. 2 to Investment Subadvisory Agreement between AMCO and Wellington Management (28)
	(xxxii)	Letter Agreement to Advisory Agreement adding Target Managed Allocation Fund and Global Equity Income Fund dated August 7, 2015. (32)
	(xxxiii)	Amendment No. 1 to Investment Subadvisory Agreement between AMCO and Lazard dated August 28, 2015. (32)

	(xxxiv)	Amendment No. 3 to Investment Subadvisory Agreement between AMCO and Wellington Management dated August 28, 2015. (32)
	(xxxv)	Amendment No. 2. To Investment Advisory Agreement dated October 1, 2015. (32)
	(xxxvi)	Amendment No. 3. To Investment Advisory Agreement dated October 1, 2016. (36)
	(xxxvii)	Amendment No. 4. To Investment Advisory Agreement dated April 1, 2017. (38)
	(xxxviii)	Investment Subadvisory Agreement between AMCO and ClariVest Asset Management LLC dated May 16, 2017. (39)
	(xxxix)	Amendment No. 4 to Investment Subadvisory Agreement between AMCO and Wellington Management dated August 31, 2017. (40)
	(xl)	Amendment No. 5 to Investment Advisory Agreement dated July 26, 2017. (40)
	(xli)	Amendment No. 6 to Investment Advisory Agreement dated October 1, 2017. (41)
	(xlii)	Amendment No. 7 dated December 1, 2017, to Investment Advisory Agreement between USAA Mutual Funds Trust and AMCO dated August 1, 2006. (42)
	(xliii)	Investment Subadvisory Agreement between AMCO and Mellon Capital dated September 25, 2017. (42)
	(xliv)	Amendment No. 1 dated February 23, 2018, to Management Agreement dated August 1, 2006, to add Extended Market Index Fund. (42)
	(xlv)	Amendment No. 8 dated August 17, 2018, to Investment Advisory Agreement dated December 31, 2011. (filed herewith)
e	(i)	Amended and Restated Underwriting Agreement dated April 30, 2010. (14)
	(ii)	Letter Agreement to Underwriting Agreement adding Ultra Short-Term Bond Fund and Real Return Fund. (17)
	(iii)	Letter Agreement to Underwriting Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (22)
	(iv)	Letter Agreement to Underwriting Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (26)
	(v)	Letter Agreement to Underwriting Agreement adding Target Managed Allocation Fund and Global Equity Income Fund dated August 7, 2015. (32)
	(vi)	Amendment No. 1 dated August 17, 2018, to Amended and Restated Underwriting Agreement dated April 30, 2010. (filed herewith)
f		Not Applicable
g	(i)	Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006. (3)
	(ii)	Custodian Agreement for S&P 500 Index Fund dated July 31, 2006. (4)
	(iii)	Subcustodian Agreement dated March 24, 1994. (1)
	(iv)	Fee Schedule dated January 1, 2010. (13)
	(v)	Letter Agreement to the Amended and Restated Custodian Agreement adding Global Opportunities Fund. (9)
	(vi)	Amendment No. 1 to Amended and Restated Custodian Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund. (8)
	(vii)	Letter Agreement to the Amended and Restated Custodian Agreement adding Managed Allocation Fund. (12)
	(viii)	Letter Agreement to the Amended and Restated Custodian Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (22)
	(ix)	Letter Agreement to the Amended and Restated Custodian Agreement adding Ultra Short-Term Bond Fund and Real Return Fund. (17)
	(x)	Letter Agreement to the Amended and Restated Custodian Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (26)
	(xi)	Letter Agreement to the Amended and Restated Custodian Agreement adding Target Managed Allocation Fund and Global Equity Income Fund dated August 7, 2015. (34)
	(xii)	Amendment No. 2 to Amended and Restated Custodian Agreement dated October 19, 2012. (31)
	(xiii)	Amendment No. 3 to Amended and Restated Custodian Agreement dated September 1, 2013. (31)
	(xiv)	Amendment No. 4 to Amended and Restated Custodian Agreement dated June 1, 2014. (31)
	(xv)	Amendment No. 5 to Amended and Restated Custodian Agreement dated July 13, 2015. (31)
	(xvi)	Letter Agreement dated August 11, 2017, amending Amended and Restated Custodian Agreement dated July 31, 2006, to add Extended Market Index Fund. (42)
h	(i)	Amended and Restated Transfer Agency Agreement dated May 1, 2012. (21)

(ii)	Administration and Servicing Agreement dated August 1, 2006. (2)
(iii)	Master Revolving Credit Facility Agreement with USAA Capital Corporation dated September 30, 2017. (41)
(iv)	Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. (2)
(v)	Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (2)
(vi)	Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (2)
(vii)	Amended and Restated Subadministration Agreement dated October 1, 2006 (6)
(viii)	Letter Agreement to the Administration and Servicing Agreement adding Global Opportunities Fund. (9)
(ix)	Letter Agreement to the Administration and Servicing Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund. (9)
(x)	Letter Agreement to the Administration and Servicing Agreement adding Managed Allocation Fund. (12)
(xi)	Letter Agreement to the Administration and Servicing Agreement adding Ultra Short-Term Bond Fund and Real Return Fund. (22)
(xii)	Amendment to Administration and Servicing Agreement adding Institutional Share Classes dated September 1, 2011. (19)
(xiii)	Letter Agreement to the Administration and Servicing Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (22)
(xiv)	Letter Amendment to the Administration and Servicing Agreement for the Extended Market Index Fund and Nasdaq-100 Index Fund, dated May 1, 2012. (21)
(xv)	Letter Agreement to the Amended and Restated Transfer Agency Agreement dated May 1, 2012, adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund dated June 8, 2012. (22)
(xvi)	Letter Agreement to the Amended and Restated Transfer Agency Agreement dated May 1, 2012, adding Flexible Income Fund, Target Retirement 2060 Fund, Global Managed Volatility Fund Shares, Total Return Strategy Fund Institutional Shares, Ultra Short-Term Bond Fund Institutional Shares dated July 12, 2013. (26)
(xvii)	Letter Amendment to the Administration and Servicing Agreement adding Flexible Income Fund, Flexible Income Fund Adviser Shares, Flexible Income Fund Institutional Shares, Target Retirement 2060 Fund, Global Managed Volatility Fund Shares, Total Return Strategy Fund Institutional Shares, and Ultra Short-Term Bond Fund Institutional Shares dated July 12, 2013. (26)
(xviii)	Letter Agreement to the Amended and Restated Transfer Agency Agreement dated May 1, 2012, adding Target Managed Allocation Fund, Global Equity Income Fund Shares, Global Equity Income Fund Institutional Shares, Capital Growth Fund Institutional Shares, Growth & Income Fund Institutional Shares, Government Securities Fund Institutional Shares, and World Growth Fund Institutional Shares dated August 7, 2015. (30)
(xix)	Letter Agreement to the Administration and Servicing Agreement adding Target Managed Allocation Fund, Global Equity Income Fund Shares, Global Equity Income Fund Institutional Shares, Capital Growth Fund Institutional Shares, Growth & Income Fund Institutional Shares, Government Securities Fund Institutional Shares and World Growth Fund Institutional Shares dated August 7, 2015. (32)
(xx)	Amendment No. 1 to Amended and Restated Transfer Agency Agreement dated June 1, 2015. (31)
(xxi)	Amendment No. 2 to Administration and Servicing Agreement dated December 1, 2015. (36)
(xxii)	Amendment No. 2 to Amended and Restated Transfer Agency Agreement dated December 2, 2015. (35)
(xxiii)	Letter Agreement to the Administration and Servicing Agreement adding Intermediate-Term Bond Fund ETF Shares and Short-Term Bond Fund ETF Shares dated February 25, 2016. (35)
(xxiv)	Amendment No. 3 to Amended and Restated Transfer Agency Agreement dated June 1, 2016. (35)
(xxv)	Letter Agreement to the Administration and Servicing Agreement adding Government Securities Fund R6 Shares, High Income Fund R6 Shares, Income Fund R6 Shares, Income Stock Fund R6 Shares, Intermediate-Term Bond Fund R6 Shares, Nasdaq-100 Index Fund R6 Shares, Short-Term Bond Fund R6 Shares, and Ultra Short-Term Bond Fund R6 Shares dated December 1, 2016. (37)
(xxvi)	Letter Agreement to the Amended and Restated Transfer Agency Agreement dated May 1, 2012, adding Government Securities Fund R6 Shares, High Income Fund R6 Shares, Income Fund R6 Shares, Income Stock Fund R6 Shares, Intermediate-Term Bond Fund R6 Shares, Nasdaq-100 Index Fund R6 Shares, Short-Term Bond Fund R6 Shares, and Ultra Short-Term Bond Fund R6 Shares dated December 1, 2016. (37)
(xxvii)	Amendment No. 3 to Administration and Servicing Agreement dated July 26, 2017. (40)
(xxviii)	Amendment No. 4 to Amended and Restated Transfer Agency Agreement dated July 26, 2017. (40)
(xxix)	Global Securities Lending Agency Agreement dated February 14, 2017. (41)

	(xxx)	Amendment No. 1 to Global Lending Agency Agreement dated August 10, 2017. (41)
	(xxxi)	Amendment No. 2 to Global Lending Agency Agreement dated October 19, 2017. (41)
	(xxxii)	Amendment No. 4 dated February 23, 2018, to Administration and Servicing Agreement dated August 1, 2001, to add Extended Market Index Fund. (42)
	(xxxiii)	Amendment No. 5 dated August 17, 2018, to the Amended and Restated Transfer Agency Agreement dated May 1, 2012, to add International Fund R6 Shares. (filed herewith)
	(xxxiv)	Amendment No. 5 dated August 17, 2018, to the Administration and Servicing Agreement dated August 1, 2001, to add International Fund R6 Shares. (filed herewith)
i	(i)	Opinion and Consent of Counsel with respect to Growth and Tax Strategy Fund, Emerging Markets Fund (Fund Shares, Adviser Shares, and Institutional Shares), International Fund (Fund Shares, Adviser Shares, and Institutional Shares), Precious Metals and Minerals Fund (Fund Shares, Adviser Shares, and Institutional Shares), and World Growth Fund (Fund Shares, Adviser Shares, and Institutional Shares), Government Securities Fund (Fund Shares, Adviser Shares, Institutional Shares, and R6 Shares), Managed Allocation Fund, Treasury Money Market Trust and Cornerstone Conservative Fund, Cornerstone Moderate Fund (formerly Balanced Strategy Fund), Cornerstone Moderately Conservative Fund, Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund), Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (40)
	(ii)	Opinion and Consent of Counsel with respect to Aggressive Growth Fund (Fund Shares and Institutional Shares), Growth Fund (Fund Shares and Institutional Shares), Growth & Income Fund (Fund Shares, Institutional Shares and Adviser Shares), Income Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), Income Stock Fund (Fund Shares, Institutional Shares and R6 Shares), Short-Term Bond Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), Money Market Fund, Science & Technology Fund (Fund Shares and Adviser Shares), First Start Growth Fund, Small Cap Stock Fund (Fund Shares and Institutional Shares), Intermediate-Term Bond Fund (Fund Shares, Institutional Shares, Adviser Shares and R6 Shares), High Income Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), Capital Growth Fund (Fund Shares and Institutional Shares), and Value Fund (Fund Shares, Institutional Shares, and Adviser Shares). (41)
	(iii)	Opinion and Consent of Counsel with respect to Total Return Strategy Fund (Fund Shares and Institutional Shares), Extended Market Index Fund, S&P 500 Index Fund (Member Shares and Reward Shares), Nasdaq-100 Index Fund (Fund Shares and R6 Shares), Global Managed Volatility Fund (Fund Shares and Institutional Shares), Real Return Fund (Fund Shares and Institutional Shares), Ultra Short-Term Bond Fund (Fund Shares, Institutional Shares, and R6 Shares), Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Flexible Income Fund (Fund Shares, Institutional Shares, and Adviser Shares). (43)
	(iv)	Opinion and Consent of Counsel with respect to Tax Exempt Long-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Intermediate-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Short-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Money Market, California Bond Fund (Fund Shares and Adviser Shares), New York Bond Fund (Fund Shares and Adviser Shares), Virginia Bond Fund (Fund Shares and Adviser Shares), Target Managed Allocation Fund, and Global Equity Income Fund (Fund Shares, Institutional Shares). (44)
	(v)	Opinion and Consent of Counsel with respect to International Fund (R6 Shares). (filed herewith)
j	(i)	Consent of Independent Registered Public Accounting Firm with respect to Growth and Tax Strategy Fund, Emerging Markets Fund (Fund Shares, Adviser Shares, and Institutional Shares), International Fund (Fund Shares, Adviser Shares, and Institutional Shares), Precious Metals and Minerals Fund (Fund Shares, Adviser Shares, and Institutional Shares), World Growth Fund (Fund Shares, Adviser Shares, and Institutional Shares), Government Securities Fund (Fund Shares, Adviser Shares, Institutional, and R6 Shares), Managed Allocation Fund, Treasury Money Market Trust, and Moderately Conservative Fund, Cornerstone Moderate Fund (formerly Balanced Strategy Fund), Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund), Cornerstone Aggressive Fund, Cornerstone Conservative Fund, and Cornerstone Equity Fund. (40)

	(ii)	Consent of Independent Registered Public Accounting Firm with respect to Aggressive Growth Fund (Fund Shares and Institutional Shares), Growth Fund (Fund Shares and Institutional Shares), Growth & Income Fund (Fund Shares, Institutional Shares and Adviser Shares), Income Fund (Fund Shares, Institutional Shares, Adviser Shares and R6 Shares), Income Stock Fund (Fund Shares, Institutional Shares, and R6 Shares), Short-Term Bond Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), Money Market Fund, Science & Technology Fund (Fund Shares and Adviser Shares), First Start Growth Fund, Small Cap Stock Fund (Fund Shares and Institutional Shares), Intermediate-Term Bond Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), High Income Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares), Capital Growth Fund (Fund Shares and Institutional Shares), and Value Fund (Fund Shares, Institutional Shares, and Adviser Shares). (41)
	(iii)	Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy Fund (Fund Shares and Institutional Shares), Extended Market Index Fund, S&P 500 Index Fund (Member Shares and Reward Shares), Nasdaq-100 Index Fund (Fund Shares and R6 Shares), Global Managed Volatility Fund (Fund Shares and Institutional Shares), Real Return Fund (Fund Shares and Institutional Shares, Ultra Short-Term Bond Fund (Fund Shares, Institutional Shares, and R6 Shares), Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Flexible Income Fund (Fund Shares, Institutional Shares, and Adviser Shares). (43)
	(iv)	Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Intermediate-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Short-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Money Market, California Bond Fund (Fund Shares and Adviser Shares), New York Bond Fund (Fund Shares and Adviser Shares), Virginia Bond Fund (Fund Shares and Adviser Shares), Target Managed Allocation Fund, and Global Equity Income Fund (Fund Shares, Institutional Shares). (44)
	(v)	Consent of Independent Registered Public Accounting Firm with respect to International Fund (R6 Shares). (filed herewith)
k		Omitted Financial Statements - Not Applicable
l		Subscriptions and Investment Letters
	(i)	Subscription and Investment Letter for Global Opportunities Fund (9)
	(ii)	Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (9)
	(iii)	Subscription and Investment Letter for Managed Allocation Fund (12)
	(iv)	Subscription and Investment Letter for Ultra Short-Term Bond Fund and Real Return Fund (17)
	(v)	Subscription and Investment Letter for Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund (22)
	(vi)	Subscription and Investment Letter for Flexible Income Fund (Fund Shares, Adviser Shares and Institutional Shares) and Target Retirement 2060 Fund dated July 12, 2013. (26)
	(vii)	Subscription and Investment Letter for Target Managed Allocation Fund and Global Equity Income Fund (Fund Shares and Institutional Shares) dated August 7, 2015. (34)
m	(i)	12b-1 Plans. (14)
	(ii)	Amended Schedule A Pursuant to 12b-1 Plans. (filed herewith)
n		18f-3 Plans
	(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund). (10)
	(ii)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 USAA Mutual Funds Trust (filed herewith)
o		Reserved
p		Code of Ethics
	(i)	USAA Investment Management Company dated October 1, 2017. (41)
	(ii)	Northern Trust Investments dated April 1, 2016. (35)
	(iii)	QS Investor, LLC dated May 30, 2015. (33)
	(iv)	Wellington Management Company LLP dated April 30, 2017. (39)
	(v)	Loomis, Sayles & Company, L.P. dated August 11, 2016 (37)
	(vi)	Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3, 2006. (7)
	(vii)	MFS Investment Management dated October 31, 2016 (38)
	(viii)	Renaissance Investment Management December 29, 2017. (43)
	(ix)	Epoch Investment Partners, Inc. dated October 2017. (43)

	(x)	Granahan Investment Management, Inc., October 25, 2013. (28)
	(xi)	Lazard Asset Management. (35)
	(xii)	Victory Capital Management Inc. July 30, 2016. (37)
	(xiii)	Brandes Investment Partners, L.P. (23)
	(xiv)	ClariVest Asset Management LLC. (41)
	(xv)	BNY Mellon dated January 2018. (filed herewith)
q		Powers of Attorney
	(i)	Powers of Attorney for Daniel S. McNamara, Michael Reimherr, Robert L. Mason, Barbara Ostdiek, Paul L. McNamara, Dawn M. Hawley, Jefferson C. Boyce, Richard Y. Newton, III, and James K. De Vries dated April 18, 2018. (43)
[1]	Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).
[2]	Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).
[3]	Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).
[4]	Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1, 2007).
[5]	Previously filed with Post-Effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2007).
[6]	Previously filed with Post-Effective Amendment No. 30 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 29, 2008).
[7]	Previously filed with Post-Effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28, 2008).
[8]	Previously filed with Post-Effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
[9]	Previously filed with Post-Effective Amendment No. 40 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2008).
[10]	Previously filed with Post-Effective Amendment No. 42 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2009).
[11]	Previously filed with Post-Effective Amendment No. 50 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on January 29, 2010).
[12]	Previously filed with Post-Effective Amendment No. 51 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 26, 2010).
[13]	Previously filed with Post-Effective Amendment No. 52 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 30, 2010).
[14]	Previously filed with Post-Effective Amendment No. 53 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2010).
[15]	Previously filed with Post-Effective Amendment No. 54 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2010).
[16]	Previously filed with Post-Effective Amendment No. 57 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 2, 2010).
[17]	Previously filed with Post-Effective Amendment No. 61 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 24, 2010).
[18]	Previously filed with Post-Effective Amendment No. 65 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2011).
[19]	Previously filed with Post-Effective Amendment No. 67 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2011).
[20]	Previously filed with Post-Effective Amendment No. 70 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2011).
[21]	Previously filed with Post-Effective Amendment No. 76 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 7, 2012).
[22]	Previously filed with Post-Effective Amendment No. 78 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 27, 2012).
[23]	Previously filed with Post-Effective Amendment No. 84 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2012).

[24]	Previously filed with Post-Effective Amendment No. 86 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2013).
[25]	Previously filed with Post-Effective Amendment No. 88 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May10, 2013).
[26]	Previously filed with Post-Effective Amendment No. 91 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26, 2013).
[27]	Previously filed with Post-Effective Amendment No. 95 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2013).
[28]	Previously filed with Post-Effective Amendment No. 99 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 30, 2014).
[29]	Previously filed with Post-Effective Amendment No. 101 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2014).
[30]	Previously filed with Post-Effective Amendment No. 111 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 5, 2015).
[31]	Previously filed with Post-Effective Amendment No. 112 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2015).
[32]	Previously filed with Post-Effective Amendment No. 120 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2015).
[33]	Previously filed with Post-Effective Amendment No. 122 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 25, 2015).
[34]	Previously filed with Post-Effective Amendment No. 124 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28, 2016).
[35]	Previously filed with Post-Effective Amendment No. 127 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2016).
[36]	Previously filed with Post-Effective Amendment No. 134 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 23, 2016).
[37]	Previously filed with Post-Effective Amendment No. 138 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on December 21, 2016).
[38]	Previously filed with Post-Effective Amendment No. 141 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28, 2017).
[39]	Previously filed with Post-Effective Amendment No. 143 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2017).
[40]	Previously filed with Post-Effective Amendment No. 145 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2017).
[41]	Previously filed with Post-Effective Amendment No. 148 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 27, 2017).
[42]	Previously filed with Post-Effective Amendment No. 150 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 28, 2018).
[43]	Previously filed with Post-Effective Amendment No. 151 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2018)
[44]	Previously filed with Post-Effective Amendment No. 154 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26, 2018)
Item 29.    Persons Controlled by or Under Common Control with the Fund
Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned “Trustees and Officers of the Trust” in the Statement of Additional Information (“SAI”).
Item 30.    Indemnification
Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:
(a)	The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser, and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error, or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940, as amended (the “1940 Act”) or the Securities Act of 1933 (the “Securities Act”).

(b)	Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers, or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director, or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.
Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.    Business and Other Connections of the Investment Adviser
Information pertaining to business and other connections of the Registrant’s investment adviser is hereby incorporated by reference to the section of the Prospectus captioned “Fund Management” and to the section of the SAI captioned “Trustees and Officers of the Trust.”

With respect to certain funds of the Registrant, AMCO currently engages the following subadvisers:
(a)	Wellington Management Company LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Science & Technology Fund, Small Cap Stock Fund, and International Fund. The information required by this Item 31 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management’s current Form ADV as amended and filed with the SEC.
(b)	Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund. The information required by this Item 31 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles’ current Form ADV as amended and filed with the SEC.
(c)	Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 31 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS’ current Form ADV as amended and filed with the SEC.
(d)	QS Investors, LLC. (QS Investors), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Capital Growth Fund. The information required by this Item 31 with respect to each director and officer of QS Investors is incorporated herein by reference to QS Investors’ current Form ADV as amended and filed with the SEC.
(e)	Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund. The information required by this Item 31 with respect to each director and officer of NTI is incorporated herein by reference to NTI’s current Form ADV as amended and filed with the SEC.
(f)	MFS Investment Management (MFS), located at 111 Huntington, Boston, Massachusetts 02199, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 31 with respect to each director and officer of MFS is incorporated herein by reference to MFS’s current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.
(g)	Renaissance Investment Management (Renaissance), located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, serves as a subadviser to the Growth Fund. The information required by this Item 31 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance’s current Form ADV as amended and filed with the SEC.
(h)	Epoch Investment Partners, Inc. (Epoch), located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadviser to the Income Stock Fund. The information required by this Item 31 with respect to each director and officer of Epoch is incorporated herein by reference to Epoch’s current Form ADV as amended and filed with the SEC.
(i)	Granahan Investment Management, Inc. (Granahan), located at 404 Wyman St. Suite 270, Waltham MA 02451, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 31 with respect to each director and officer of Granahan is incorporated herein by reference to Granahan’s current Form ADV as amended and filed with the SEC.
(j)	BNY Mellon Asset Management North America (BNYM AMNA), located at 50 Freemont Street, Suite 3900, San Francisco, CA 94105, serves as a subadviser to the Extended Market Index Fund. The information required by this Item 31 with respect to each director and officer of BNYM AMNA is incorporated herein by reference to BNYM AMNA’s current Form ADV as amended and filed with the SEC.
(k)	Lazard Asset Management (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112-6300, serves as a subadviser to the Emerging Markets Fund and International Fund. The information required by this Item 31 with respect to each director and officer of Lazard is incorporated herein by reference to Lazard’s current Form ADV as amended and filed with the SEC.
(l)	Victory Capital Management, Inc. (Victory), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 31 with respect to each director and officer of Victory is incorporated herein by reference to Victory’s current Form ADV as amended and filed with the SEC.
(m)	Brandes Investment Partners, L.P. (Brandes), located at 11988 El Camino Real, San Diego, California 92130, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Brandes is incorporated herein by reference to Brandes’ current Form ADV as amended and filed with the SEC.
(n)	ClariVest Asset Management LLC (Clarivest), located at 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 31 with respect to each director and officer of ClariVest is incorporated herein by reference to ClariVest’s current Form ADV as amended and filed with the SEC.

Item 32.    Principal Underwriters
(a)	USAA Investment Management Company (“IMCO”) acts as principal underwriter and distributor of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting services.
(b)	Following is information concerning directors and executive officers of IMCO.

Name and Principal	Business Address	Position and Offices with Underwriter	Position and Offices with Fund
Daniel S. McNamara	9800 Fredericksburg Road San Antonio, TX 78288	Chairman of the Board of Directors	President, Trustee and Vice Chairman of the Board of Trustees
Brandon Carter	9800 Fredericksburg Road San Antonio, TX 78288	President and Director	None
Brooks Englehardt	9800 Fredericksburg Road San Antonio, TX 78288	Director	None
Brian Herscovici	9800 Fredericksburg Road San Antonio, TX 78288	Chief Investment Officer	None
Jon K. Hadfield	9800 Fredericksburg Road San Antonio, TX 78288	Secretary	Secretary
Seba P. Kurian	9800 Fredericksburg Road San Antonio, TX 78288	Assistant Secretary	None
Diana Dominquez	9800 Fredericksburg Road San Antonio, TX 78288	Senior Financial Officer, Treasurer	None
James D. Muir	9800 Fredericksburg Road San Antonio, TX 78288	Broker Dealer Compliance & Chief Compliance Officer	None
(c) Not Applicable
Item 33.    Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the 1940 for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.
USAA Asset Management Company 9800 Fredericksburg Road San Antonio, Texas 78288	Northern Trust Investments, N.A. 50 S. LaSalle Street Chicago, Illinois 60603
USAA Investment Management Company 9800 Fredericksburg Road San Antonio, Texas 78288	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111
USAA Shareholder Account Services 9800 Fredericksburg Road San Antonio, Texas 78288	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171
Wellington Management Company LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Science & Technology Fund, Small Cap Stock Fund, and International Fund)
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)
QS Investors, LLC.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Capital Growth Fund)
Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund)
MFS Investment Management
111 Huntington Avenue
Boston, Massachusetts 02199
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)
Renaissance Investment Management
625 Eden Park Drive, Suite 1200
Cincinnati, Ohio 45202
(records relating to its functions as a subadviser with respect to the Growth Fund)
Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019
(records relating to its functions as a subadviser with respect to the Income Stock Fund)
Granahan Investment Management, Inc.
275 Wyman St. Suite 270
Waltham, MA 02451
(records relating to its functions as a subadviser with respect to the Small Cap Stock Fund)
Mellon Capital Management Corporation
50 Freemont Street, Suite 3900
San Francisco, CA 94105
(records relating to its functions as a subadviser with respect to the Extended Market Index Fund)
Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112-6300
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund and International Fund)
Victory Capital Management, Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)
Brandes Investment Partners, L.P.
11988 El Camino Real
San Diego, CA 92130
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)
ClariVest Asset Management LLC
3611 Valley Centre Drive, Suite 100
San Diego, CA 92130
(records relating to its functions as a subadviser with respect to the Small Cap Stock Fund)

Item 34.    Management Services
Not Applicable.
Item 35.    Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of San Antonio, and state of Texas, on the 15th day of August, 2018.
USAA Mutual Funds Trust
By: *

Daniel S. McNamara
President
Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.
(Signature)	(Title)	(Date)
* Robert L. Mason	Chairman of the Board of Trustees
* Daniel S. McNamara	Vice Chairman of the Board of Trustees and President (Principal Executive Officer)
* James K. De Vries	Treasurer (Principal Financial and Accounting Officer)
* Dawn M. Hawley	Trustee
* Jefferson C. Boyce	Trustee
* Paul L. McNamara	Trustee
* Richard Y. Newton III	Trustee
* Barbara B. Ostdiek	Trustee
* Michael F. Reimherr	Trustee
*By : /s/ Kristen Millan

*	Kristen Millan, under the Powers of Attorney dated April 18, 2018, incorporated herein and filed under Post Effective Amendment No. 151, with the Securities and Exchange Commission on April 26, 2018.

EXHIBIT INDEX
Exhibit	Item
d (xlv)	Amendment No. 8 dated August 17, 2018, to Investment Advisory Agreement dated December 31, 2011
e (vi)	Amendment No. 1 dated August 17, 2018, to Amended and Restated Underwriting Agreement dated April 30, 2010
h (xxxiii)	Amendment No. 5 dated August 17, 2018, to the Amended and Restated Transfer Agency Agreement dated May 1, 2012, to add International Fund R6 Shares
h (xxxiv)	Amendment No. 5 dated August 17, 2018, to the Administration and Servicing Agreement dated August 1, 2001, to add International Fund R6 Shares
i (v)	Opinion and Consent of Counsel with respect to International Fund (R6 Shares)
j (v)	Consent of Independent Registered Public Accounting Firm with respect to International Fund (R6 Shares)
m (ii)	Amended Schedule A Pursuant to 12b-1 Plans
n (ii)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 USAA Mutual Funds Trust
p(xv)	Code of Ethics for BNY Mellon dated January 2018
I-1